                           Prudential [LOGO] Financial


                        Prudential Financial, Inc. (PRU)

                      -------------------------------------

                         Quarterly Financial Supplement

                          FINANCIAL SERVICES BUSINESSES
                               FIRST QUARTER 2002


 -------------------------------------------------------------------------------

 Reference is made to Prudential Financial, Inc.'s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business.

--------------------------------------------------------------------------------









                                       i                             May 7, 2002

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2002                                   Prudential [LOGO] Financial

                                    CONTENTS

                                                                                                                              Page
                                                                                                                            --------
HIGHLIGHTS
  Financial Highlights                                                                                                           1-2
  Operations Highlights                                                                                                            3

FINANCIAL SERVICES BUSINESSES
  Combined Statements of Operations                                                                                                4
  Combined Balance Sheets                                                                                                          5
  Combining Statements of Operations by Division                                                                                   6
  Combining Balance Sheets by Division                                                                                             7
  Short-Term Debt                                                                                                                  8
  Long-Term Debt                                                                                                                   9

U.S. CONSUMER DIVISION
  Combined Statements of Operations                                                                                               10
  Combining Statements of Operations                                                                                              11
  Life Insurance Sales and Retail Investments Segment Mutual Funds, Wrap-fee Products and Annuity Sales and Assets Under
  Management                                                                                                                      12
  Life Insurance, Retail Investments Segment Mutual Funds, Wrap-fee Products and Annuity Sales by Distribution Channel            13
  Account Value Activity                                                                                                          14
  Deferred Policy Acquisition Costs                                                                                               15
  Supplementary Information for Individual Life Insurance and Private Client Group                                                16
  Supplementary Information for Property and Casualty Insurance                                                                   17

EMPLOYEE BENEFITS DIVISION
  Combined Statements of Operations                                                                                               18
  Combining Statements of Operations                                                                                              19
  Sales Results and Assets Under Management                                                                                       20
  Supplementary Information                                                                                                       21

INTERNATIONAL DIVISION
  Combined Statements of Operations                                                                                               22
  Combining Statements of Operations                                                                                              23
  Sales Results and Supplementary Information                                                                                  24-25

ASSET MANAGEMENT DIVISION
  Combined Statements of Operations                                                                                               26
  Combining Statements of Operations                                                                                              27
  Assets Under Management - Investment Management and Advisory Services Segment                                                   28

INVESTMENT PORTFOLIO
   Investment Portfolio Composition                                                                                               29
   Financial Services Businesses Investment Portfolio Composition - Japanese Insurance Operations and Excluding Japanese
   Insurance Operations                                                                                                           30
   Financial Services Businesses Investment Results                                                                               31
   Financial Services Businesses Investment Results - Japanese Insurance Operations                                               32
   Financial Services Businesses Investment Results - Excluding Japanese Insurance Operations                                     33

KEY DEFINITIONS AND FORMULAS                                                                                                   34-36

RATINGS AND INVESTOR INFORMATION                                                                                                  37

Prudential Financial, Inc.                           Prudential [LOGO] Financial
Quarterly Financial Supplement
First Quarter 2002

                              FINANCIAL HIGHLIGHTS
                      (in millions, except per share data)



 Year-to-date    %                                                                                    2001                  2002
 ------------                                                                           ---------------------------------- -------
 2002    2001  Change                                                                      1Q       2Q      3Q       4Q      1Q
 ----    ----                                                                           -------- -------- -------- ------- -------
                       Financial Services Businesses:
                       Pre-tax adjusted operating income by division:
  171     194   -12%   U. S. Consumer Division                                                194      82      47     (13)    171
   66     104   -37%   Employee Benefits Division                                             104      52       3      24      66
  200      98   104%   International Division                                                  98     120     180     125     200
   63      78   -19%   Asset Management Division                                               78      32      45      64      63
   23      (1) 2428%   Corporate and other operations                                          (1)     75     (19)    (27)     23
-----   -----                                                                               -----   -----   -----   -----   -----
  523     473    11%   Total pre-tax adjusted operating income                                473     361     256     173     523
  191     177     3%   Income taxes (1)                                                       177     101     153      68     191
-----   -----                                                                               -----   -----   -----   -----   -----
                       Financial Services Businesses after-tax
  332     296    15%     adjusted operating income                                            296     260     103     105     332
-----   -----                                                                               -----   -----   -----   -----   -----

                       Items excluded from adjusted operating income:
  (96)    243  -140%   Realized investment gains (losses), net of related charges             243      75    (322)   (132)    (96)
   (8)    (22)   64%   Divested businesses                                                    (22)    (60)    (40)    (25)     (8)
    -     (45)  100%   Demutualization costs and expenses (2)                                 (45)   (117)    (37)   (389)      -
-----   -----                                                                               -----   -----   -----   -----   -----
                       Total items excluded from adjusted operating income,
 (104)    176  -159%     before income taxes                                                  176    (102)   (399)   (546)   (104)
  (35)     69  -139%   Income taxes, including mutual insurance company tax                    69     (92)   (348)    (22)    (35)
-----   -----                                                                               -----   -----   -----   -----   -----
                       Total items excluded from adjusted operating income,
  (69)    107  -172%     after income taxes                                                   107     (10)    (51)   (524)    (69)
-----   -----                                                                               -----   -----   -----   -----   -----
                       Income (loss) from continuing operations (after-tax)
  263     403   -35%     of Financial Services Businesses                                     403     250      52    (419)    263
    -       -     -    Income from discontinued operations, net of taxes                        -       -       -      16       -
-----   -----                                                                               -----   -----   -----   -----   -----
  263     403   -35%   Net income (loss) of Financial Services Businesses                     403     250      52    (403)    263
=====   =====                                                                               =====   =====   =====   =====   =====

                       Earnings per share of Common Stock (diluted):
 0.58    0.51          Adjusted operating income                                             0.51    0.45    0.18    0.18    0.58
 0.46    0.69          Income (loss) from continuing operations                              0.69    0.43    0.09   (0.72)   0.46
 0.46    0.69          Net income (loss)                                                     0.69    0.43    0.09   (0.69)   0.46

                       Weighted average number of outstanding Common shares
585.1   583.6            (diluted basis)                                                    583.6   583.6   583.6   583.7   585.1

 7.17%                 Operating Return on Average Equity (3)                                                                7.17%

                       Reconciliation to Consolidated Net Income of
                         Prudential Financial, Inc:
  263     403          Net Income (loss) of Financial Services Businesses (above)             403     250      52    (403)    263
 (110)     34          Net Income (loss) of Closed Block Business (4)                          34     (55)   (332)   (103)   (110)
-----   -----                                                                               -----   -----   -----   -----   -----
  153     437          Consolidated net income (loss)                                         437     195    (280)   (506)    153
=====   =====                                                                               =====   =====   =====   =====   =====
    7                  Direct equity adjustments for earnings per share calculation                                             7


(1) Income taxes applicable to pre-tax adjusted operating income, which excludes the mutual insurance company tax for periods prior to demutualization.
(2) Demutualization costs and expenses for the quarter ended December 31, 2001, include demutualization consideration of $340 million paid to former Canadian branch policyholders.
(3) As a result of the establishment of the Closed Block Business concurrently with the demutualization on December 18, 2001, attributed equity as of the end of periods prior to December 31, 2001 is not comparable to attributed equity at that date and thereafter and, therefore, Operating Return on Average Equity is not presented for periods prior to 2002.
(4) Amounts shown for the Closed Block Business represent results of the Traditional Participating Products segment for periods prior to effective date of demutualization.

Prudential Financial, Inc.                           Prudential [LOGO] Financial
Quarterly Financial Supplement
First Quarter 2002


                              FINANCIAL HIGHLIGHTS
                      (in millions, except per share data)



    Year-to-date                                                                                  2001                       2002
--------------------                                                              --------------------------------------    ------
  2002        2001                                                                  1Q         2Q        3Q        4Q        1Q
--------    --------                                                              -------    -------   -------   -------    ------
                                                                                -----------                              -----------
                    Financial Services Businesses Capitalization Data (1):
                     Short-term debt                                               11,922      9,440     9,720     5,405      6,515
                     Long-term debt                                                 2,058      3,047     2,983     3,554      3,350
                     Equity Security Units (2)                                          -          -         -       690        690

                    Attributed Equity:
                      Total Attributed Equity                                      14,661     14,787    14,683    19,646     19,453
                      Excluding unrealized gains and losses on investments         13,704     13,822    13,433    18,803     19,034
                      Excluding accumulated other comprehensive income             13,908     13,960    13,581    19,083     19,289

                    Total Capitalization:
                      Excluding accumulated other comprehensive income             15,966     17,007    16,564    23,327     23,329
                      Including accumulated other comprehensive income             16,719     17,834    17,666    23,890     23,493

                    Book value per share of Common Stock:
                      Excluding unrealized gains and losses on investments                                         32.15      32.53
                      Excluding accumulated other comprehensive income                                             32.63      32.97
                      Including accumulated other comprehensive income                                             33.59      33.25

                      Number of diluted shares at end of period                                                    584.8      585.1

                    Common Stock Price Range:
    32.09             High                                                                                         33.19      32.09
    30.05             Low                                                                                          29.30      30.05
    31.05             Close                                                                                        33.19      31.05

                    Common Stock market capitalization ($ millions) (1)                                           19,369     18,143

                                                                                 -----------                             -----------


          (1)  As of end of period.
          (2) Guaranteed minority interest in Trust holding solely debentures of parent, as reported in combined balance sheet.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2002

                                                    Prudential [LOGO] Financial

                             OPERATIONS HIGHLIGHTS


Year-to-date                                                                                     2001                        2002
--------------                                                                   --------------------------------------    --------
2002     2001                                                                      1Q          2Q       3Q        4Q         1Q
-----   ------                                                                   --------   --------  -------   -------    --------
               Assets Under Management and Administration ($billions)(1) (2):
                   Assets Under Management :
                     Managed by Asset Management Division(3):
                      Retail customers(4)                                           97.2      99.8      92.8      96.5      92.3
                      Institutional customers                                       89.5      90.7      84.9      89.1      86.2
                      General account                                              111.0     109.3     110.1     113.8     111.7
                                                                                 -------   -------   -------    ------     -----
                        Total proprietary (4)                                      297.7     299.8     287.8     299.4     290.2
                     Managed by Retail Investments or Private Client
                   Group segments:
                       Non-proprietary wrap-fee and other
                       domestic assets under management                             49.8      51.3      45.0      49.3      50.6
                     International (5)                                               8.9      42.4      40.5      39.3      38.0
                                                                                 -------   -------   -------    ------     -----
                        Total assets under management                              356.4     393.5     373.3     388.0     378.8
                     Client assets under administration (6)                        203.5     212.3     190.9     201.6     201.2
                                                                                 -------   -------   -------    ------     -----
                        Total assets under management and administration           559.9     605.8     564.2     589.6     580.0
                                                                                 =======   =======   =======    ======     =====
               Distribution Representatives(1):
                   Prudential Agents                                               5,382     5,049     4,928     4,387     4,469
                   Financial Advisors (domestic and international)                 6,628     6,497     6,366     6,159     5,859
                   International Life Planners                                     3,434     3,690     3,999     4,104     4,098
                   Gibraltar Life Advisors                                            --     7,230     6,596     6,121     5,726


               Distribution Representative Productivity:
  34    25         Prudential Agent productivity ($ thousands)                        25        30        28        37        34
 367   364         Financial Advisor Productivity (domestic; $ thousands)            364       338       316       327       367


               Third Party Distribution ($ millions):
  25    55         Individual Life Insurance sales (7)                                55        43       123        31        25
 467   494         Retail Investments gross sales (8)                                494     1,525       494       546       467

(1) As of end of period.
(2) At fair market value.
(3) Reflects reclassification of amounts by client category as of January 1, 2002, based on internal management criteria, which reduced the amount attributed to retail customers by $3.3 billion and increased the amounts attributed to institutional customers and the general account by $2.8 billion and $0.5 billion, respectively.
(4) Includes International retail customer assets.
(5) Includes $26.1 billion of Gibraltar Life assets at February 28, 2002.
(6) Includes International customer client assets.
(7) Statutory first year premiums and deposits for Individual Life Insurance segment products by third-party channel.
(8) Gross sales of mutual funds, wrap-fee products, and annuities by third party channel.

Prudential Financial, Inc.                           Prudential [LOGO] Financial
Quarterly Financial Supplement
First Quarter 2002


        COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES
                                  (in millions)


   Year-to-date     %                                                                                2001                     2002
---------------                                                                     --------------------------------------  --------
 2002      2001   Change                                                              1Q         2Q        3Q         4Q       1Q
------    -----                                                                     --------  --------  --------  --------  --------

                         Revenues  (1):
 2,278    1,611     41%   Premiums                                                    1,611     2,014     2,241     2,361   2,278
   434      392     11%   Policy charges and fee income                                 392       483       474       454     434
 1,259    1,297     -3%   Net investment income                                       1,297     1,352     1,288     1,302   1,259
 1,085    1,108     -2%   Commissions, investment management fees, and other income   1,108     1,164       992     1,092   1,085
 -----    -----                                                                       -----     -----     -----     -----   -----
 5,056    4,408     15%    Total revenues                                             4,408     5,013     4,995     5,209   5,056
 -----    -----                                                                       -----     -----     -----     -----   -----

                         Benefits and Expenses (1):
 2,206    1,611     37%   Insurance and annuity benefits                              1,611     2,073     2,279     2,296   2,206
   414      382      8%   Interest credited to policyholders' account balances          382       422       432       434     414
    56      108    -48%   Interest expense                                              108       100        70        48      56
  (340)    (313)    -9%   Deferral of acquisition costs                                (313)     (343)     (325)     (344)   (340)
   239      242     -1%   Amortization of acquisition costs                             242       212       255       224     239
   722      817    -12%   Securities operations non-interest expenses                   817       875       771       816     722
 1,236    1,088     14%   General and administrative expenses                         1,088     1,313     1,257     1,562   1,236
 -----    -----                                                                       -----     -----     -----     -----   -----
 4,533    3,935     15%    Total benefits and expenses                                3,935     4,652     4,739     5,036   4,533
 -----    -----                                                                       -----     -----     -----     -----   -----

   523      473     11%  Adjusted operating income before income taxes                  473       361       256       173     523
 -----    -----                                                                       -----     -----     -----     -----   -----
                         Items excluded from adjusted operating
                          income before income taxes:
  (101)     247   -141%    Realized investment gains (losses)                           247        82      (326)     (165)   (101)
     5       (4)   225%    Related charges                                               (4)       (7)        4        33       5
 -----    -----                                                                       -----     -----      -----     -----   -----
                         Total realized investment gains (losses), net
   (96)     243   -140%    of related charges                                           243        75      (322)     (132)    (96)
 -----    -----                                                                       -----     -----      -----     -----   -----

    (8)     (22)    64%   Divested businesses                                           (22)      (60)      (40)      (25)     (8)
     -      (45)   100%   Demutualization costs and expenses                            (45)     (117)      (37)     (389)      -
 -----    -----                                                                       -----     -----      -----     -----   -----
                           Total items excluded from adjusted operating income
  (104)     176   -159%      before income taxes                                        176      (102)     (399)     (546)   (104)
 -----    -----                                                                       -----     -----      -----     -----   -----

   419      649    -35%  Income (loss) from continuing operations before income taxes   649       259      (143)     (373)    419
   156      246    -37%  Income tax expense (benefit)                                   246         9      (195)       46     156
 -----    -----                                                                       -----     -----      -----     -----   -----
   263      403    -35%  Income (loss) from continuing operations, after-tax            403       250        52      (419)    263
 =====    =====                                                                       =====     =====      =====     =====   =====


(1) Revenues exclude realized investment gains, net of losses, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses, benefits and expenses of divested businesses, and demutualization costs and expenses.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2002                                  Prudential [LOGO] Financial

             COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES
                                  (in millions)


                                                                         03/31/2001  06/30/2001  09/30/2001  12/31/2001  03/31/2002
                                                                         ----------  ----------  ----------  ----------  ----------

Assets:
  Investments:
     Fixed maturity securities available for sale, at fair value
        (amortized cost $52,549; $67,706; $66,031; $67,276; $69,840)       54,018      68,768       68,018     68,880       70,687
     Fixed maturity held to maturity, at amortized cost
        (fair value $381; $562; $555; $395; $373)                             354         538          532        374          354
     Trading account assets, at fair value                                  9,103       5,752        5,199      5,043        6,286
     Equity securities available for sale, at fair value
        (cost $1,017; $3,462; $2,072; $1,671; $1,620)                       1,050       3,634        2,026      1,688        1,687
     Commercial loans                                                       8,074      13,977       12,756     13,624       13,011
     Policy loans                                                           2,459       3,033        3,008      2,812        2,854
     Securities purchased under agreements to resell                        4,526       6,169        4,480      4,421        7,137
     Cash collateral for borrowed securities                                3,541       3,422        3,963      5,210        5,628
     Other long-term investments                                            3,095       4,023        3,811      4,336        4,253
     Short-term investments                                                   782       2,960        2,773      2,972        3,095
                                                                        ---------  ----------    ---------   --------    ---------
         Total investments                                                 87,002     112,276      106,566    109,360      114,992
     Cash and cash equivalents                                              7,297      11,555       13,209     16,900       10,282
     Accrued investment income                                                930         975          977      1,059        1,027
     Broker-dealer related receivables                                     10,004       8,773        9,119      7,802        7,017
     Deferred policy acquisition costs                                      5,284       5,445        5,525      5,538        5,660
     Other assets                                                          11,654      11,500       13,798     13,488       15,692
     Separate account assets                                               79,066      79,697       74,523     77,158       78,515
                                                                        ---------  ----------    ---------   --------    ---------
         Total assets                                                     201,237     230,221      223,717    231,305      233,185
                                                                        =========  ==========    =========   ========    =========
Liabilities:
     Future policy benefits                                                21,758      40,756       40,729     39,752       38,403
     Policyholders' account balances                                       27,404      38,498       37,936     37,944       37,559
     Unpaid claims and claim adjustment expenses                            3,519       3,516        3,478      3,408        3,353
     Securities sold under agreements to repurchase                        11,169      10,262        9,479      9,280       11,704
     Cash collateral for loaned securities                                  8,611       7,626        6,264      7,650        8,256
     Income taxes payable                                                   1,468       1,006        1,550      1,085        1,102
     Broker-dealer related payables                                         5,130       5,206        6,571      6,445        5,581
     Securities sold but not yet purchased                                  5,186       3,979        3,057      2,791        4,561
     Short-term debt                                                       11,922       9,440        9,720      5,405        6,515
     Long-term debt                                                         2,058       3,047        2,983      3,554        3,350
     Other liabilities                                                      9,285      12,401       12,744     16,497       14,143
     Separate account liabilities                                          79,066      79,697       74,523     77,158       78,515
                                                                        ---------  ----------    ---------   --------    ---------
                    Total liabilities                                     186,576     215,434      209,034    210,969      213,042
                                                                        ---------  ----------    ---------   --------    ---------

Guaranteed minority interest in Trust holding solely debentures of
   Parent                                                                       -           -            -        690          690

Attributed Equity:
     Accumulated other comprehensive income                                   753         827        1,102        563          164
     Attributed equity                                                     13,908      13,960       13,581     19,083       19,289
                                                                        ---------  ----------    ---------   --------    ---------
         Total attributed equity                                           14,661      14,787       14,683     19,646       19,453
                                                                        ---------  ----------    ---------   --------    ---------

Total liabilities and attributed equity                                   201,237     230,221      223,717    231,305      233,185
                                                                        =========  ==========    =========   ========    =========


Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2002

                                                    Prudential [LOGO] Financial

 FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION
                                (in millions)


                                                                             Quarter Ended March 31, 2002
                                                    ------------------------------------------------------------------------------
                                                       Total
                                                     Financial     U.S.      Employee                      Asset       Corporate
                                                      Services   Consumer    Benefits    International   Management    and Other
                                                     Businesses  Division    Division       Division      Division     Operations
                                                     ----------  --------    --------       --------      --------     ----------
Revenues (1):
   Premiums                                            2,278        558          702         1,016              -            2
   Policy charges and fee income                         434        306           71            57              -            -
   Net investment income                               1,259        289          645           164             16          145
   Commissions, investment management fees, and
    other income                                       1,085        688          106           149            275         (133)
                                                     -------     ------       ------         -----          -----        -----
     Total revenues                                    5,056      1,841        1,524         1,386            291           14
                                                     -------     ------       ------         -----          -----        -----
Benefits and Expenses(1):
   Insurance and annuity benefits                      2,206        525          871           783              -           27
   Interest credited to policyholders' account
    balances                                             414         93          297            24              -            -
   Interest expense                                       56          -            1             -              2           53
   Deferral of acquisition costs                        (340)      (202)          (6)         (151)             -           19
   Amortization of acquisition costs                     239        194            -            65              -          (20)
   Securities operations non-interest expenses           722        539            -           114             63            6
   General and administrative expenses                 1,236        521          295           351            163          (94)
                                                     -------     ------       ------         -----          -----        -----
     Total benefits and expenses                       4,533      1,670        1,458         1,186            228           (9)
                                                     -------     ------       ------         -----          -----        -----
Adjusted operating income before income taxes            523        171           66           200             63           23
                                                     =======     ======       ======         =====          =====        =====

                                                                             Quarter Ended March 31, 2001
                                                    ------------------------------------------------------------------------------
                                                       Total
                                                     Financial       U.S.     Employee                     Asset       Corporate
                                                      Services     Consumer   Benefits    International  Management    and Other
                                                     Businesses    Division   Division      Division      Division     Operations
                                                     ----------    --------   --------      --------      --------     ----------
Revenues (1):
   Premiums                                            1,611          545        610           454              -            2
   Policy charges and fee income                         392          315         53            24              -            -
   Net investment income                               1,297          333        705            50             19          190
   Commissions, investment management fees, and
    other income                                       1,108          755         93           144            310         (194)
                                                     -------       ------     ------         -----          -----        -----
     Total revenues                                    4,408        1,948      1,461           672            329           (2)
                                                     -------       ------     ------         -----          -----        -----
Benefits and Expenses (1):
   Insurance and annuity benefits                      1,611          456        811           337              -            7
   Interest credited to policyholders' account
    balances                                             382          103        279             1              -           (1)
   Interest expense                                      108            2          2             2              4           98
   Deferral of acquisition costs                        (313)        (219)        (6)         (114)             -           26
   Amortization of acquisition costs                     242          222          3            38              -          (21)
   Securities operations non-interest expenses           817          603          -           127             73           14
   General and administrative expenses                 1,088          587        268           183            174         (124)
                                                     -------       ------     ------         -----          -----        -----
     Total benefits and expenses                       3,935        1,754      1,357           574            251           (1)
                                                     -------       ------     ------         -----          -----        -----
Adjusted operating income before income taxes            473          194        104            98             78           (1)
                                                     =======       ======     ======         =====          =====        =====

(1) Revenues exclude realized investment gains, net of losses, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses, benefits and expenses of divested businesses, and demutualization cost and expenses.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2002

                                                     Prudential [LOGO] Financial

      FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION
                                  (in millions)


                                                                                 As of March 31, 2002
                                                      --------------------------------------------------------------------------
                                                         Total
                                                       Financial     U.S.      Employee                    Asset     Corporate
                                                       Services    Consumer    Benefits  International   Management  and Other
                                                      Businesses   Division    Division    Division       Division   Operations
                                                      ----------   --------    --------    --------       --------   -----------
Assets:
   Total investments                                    114,992     26,679      38,404       31,124        8,806         9,979
   Broker-dealer related receivables                      7,017      5,332           -        1,079          277           329
   Deferred policy acquisition costs                      5,660      3,944         112        1,675            -           (71)
   Other assets                                          27,001      5,950       5,482        4,345        4,992         6,232
   Separate account assets                               78,515     28,651      30,463          436       19,617          (652)
                                                        -------     ------      ------       ------       ------        ------
        Total assets                                    233,185     70,556      74,461       38,659       33,692        15,817
                                                        =======     ======      ======       ======       ======        ======
Liabilities:
   Future policy benefits                                38,403      3,165      13,978       20,800            -           460
   Policyholders' account balances                       37,559      9,054      19,538        8,948            -            19
   Debt                                                   9,865      3,067       1,078        1,170        1,788         2,762
   Other liabilities                                     48,700     19,709       6,956        4,718       11,443         5,874
   Separate account liabilities                          78,515     28,651      30,463          436       19,617          (652)
                                                        -------     ------      ------       ------       ------        ------
        Total liabilities                               213,042     63,646      72,013       36,072       32,848         8,463
                                                        -------     ------      ------       ------       ------        ------
Guaranteed minority interest in Trust holding solely
   debentures of Parent                                     690          -           -            -            -           690

Attributed Equity:
   Accumulated other comprehensive income (loss)            164        412         195         (321)           -          (122)
   Attributed equity                                     19,289      6,498       2,253        2,908          844         6,786
                                                        -------     ------      ------       ------       ------        ------
        Total attributed equity                          19,453      6,910       2,448        2,587          844         6,664
                                                        -------     ------      ------       ------       ------        ------
Total liabilities and attributed equity                 233,185     70,556      74,461       38,659       33,692        15,817
                                                        =======     ======      ======       ======       ======        ======


                                                                                 As of December 31, 2001
                                                      ------------------------------------------------------------------------
                                                         Total
                                                       Financial    U.S.      Employee                    Asset     Corporate
                                                       Services   Consumer    Benefits  International   Management  and Other
                                                      Businesses  Division    Division    Division       Division   Operations
                                                      ----------  --------    --------    --------       --------   ----------
Assets:
   Total investments                                    109,360     26,065      38,279       29,841        5,462         9,713
   Broker-dealer related receivables                      7,802      6,103           -        1,069          318           312
   Deferred policy acquisition costs                      5,538      3,893          93        1,615            -           (63)
   Other assets                                          31,447      6,638       5,223        8,454        2,898         8,234
   Separate account assets                               77,158     28,532      29,172          422       19,679          (647)
                                                        -------     ------      ------       ------       ------        ------
        Total assets                                    231,305     71,231      72,767       41,401       28,357        17,549
                                                        =======     ======      ======       ======       ======        ======
Liabilities:
   Future policy benefits                                39,752      3,158      14,084       22,041            -           469
   Policyholders' account balances                       37,944      8,873      19,238        9,808            -            25
   Debt                                                   8,959      2,888         779        1,058        1,767         2,467
   Other liabilities                                     47,156     20,910       6,732        5,429        5,966         8,119
   Separate account liabilities                          77,158     28,532      29,172          422       19,679          (647)
                                                        -------     ------      ------       ------       ------        ------
        Total liabilities                               210,969     64,361      70,005       38,758       27,412        10,433
                                                        -------     ------      ------       ------       ------        ------
Guaranteed minority interest in Trust holding solely
   debentures of Parent                                     690          -           -            -            -           690

Attributed Equity:
   Accumulated other comprehensive income (loss)            563        453         518         (171)           2          (239)
   Attributed equity                                     19,083      6,417       2,244        2,814          943         6,665
                                                        -------     ------      ------       ------       ------        ------
        Total attributed equity                          19,646      6,870       2,762        2,643          945         6,426
                                                        -------     ------      ------       ------       ------        ------
Total liabilities and attributed equity                 231,305     71,231      72,767       41,401       28,357        17,549
                                                        =======     ======      ======       ======       ======        ======

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2002                                   Prudential [LOGO] Financial


                 SHORT TERM DEBT - FINANCIAL SERVICES BUSINESSES
                                  (in millions)





                                                                                    As of March 31, 2002
                                                           -------------------------------------------------------------------
                                                                            The Prudential
                                                             Prudential      Insurance Co.        Other
                                                           Financial, Inc.   of America(a)      Affiliates         Total
                                                           ---------------  ----------------  ---------------  ---------------
Borrowings by use of proceeds:
     General corporate purposes                                         -               549                -              549
     Investment related                                                 -             1,495                -            1,495
     Securities business related                                        -             1,194            2,277            3,471
     Specified other businesses                                         -               920               53              973
     Limited recourse and non-recourse borrowing                        -                 -               27               27
                                                           ---------------  ----------------  ---------------  ---------------
   Total short-term debt                                                -             4,158            2,357            6,515
                                                           ===============  ================  ===============  ===============



Borrowings by type:
     Long-term debt due within one year                                 -               347                -              347
     Commercial paper                                                   -             3,750                -            3,750
     Bank borrowings                                                    -                 -            1,657            1,657
     Other short-term debt                                              -                61              673              734
                                                           ---------------  ----------------  ---------------  ---------------
       Total general obligations                                        -             4,158            2,330            6,488
       Limited recourse and non-recourse borrowing                      -                 -               27               27
                                                           ---------------  ----------------  ---------------  ---------------

   Total short-term debt                                                -             4,158            2,357            6,515
                                                           ===============  ================  ===============  ===============




                                                                               As of December 31, 2001
                                                          -------------------------------------------------------------------
                                                                           The Prudential
                                                            Prudential      Insurance Co.        Other
                                                          Financial, Inc.   of America(a)      Affiliates         Total
                                                          ---------------  ---------------   ---------------  ---------------
Borrowings by use of proceeds:
     General corporate purposes                                        -              222                 -              222
     Investment related                                                -              834                 -              834
     Securities business related                                       -            1,639             1,484            3,123
     Specified other businesses                                        -            1,141                14            1,155
     Limited recourse and non-recourse borrowing                       -                -                71               71
                                                          ---------------  ---------------   ---------------  ---------------
   Total short-term debt                                               -            3,836             1,569            5,405
                                                          ===============  ===============   ===============  ===============



Borrowings by type:
     Long-term debt due within one year                                -              753                 -              753
     Commercial paper                                                  -            3,022                 -            3,022
     Bank borrowings                                                   -                -             1,324            1,324
     Other short-term debt                                             -               61               174              235
                                                          ---------------  ---------------   ---------------  ---------------
       Total general obligations                                       -            3,836             1,498            5,334
       Limited recourse and non-recourse borrowing                     -                -                71               71
                                                          ---------------  ---------------   ---------------  ---------------

   Total short-term debt                                               -            3,836             1,569            5,405
                                                          ===============  ===============   ===============  ===============
(a) Includes Prudential Funding, LLC.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2002                                   Prudential [LOGO] Financial

                 LONG TERM DEBT
                 (in millions)

                                                                            As of March 31, 2002
                                                ------------------------------------------------------------------------------------
                                                                                                               Limited
                                                  General                Securities  Specified      Total      Recourse
                                                 Corporate   Investment   Business     Other       General     and non-     Total
                                                 Purposes     Related     Related    Businesses  Obligations   Recourse   Borrowing
                                                ----------- ------------ ---------- ----------- ------------- ---------- -----------
Financial Services Businesses:

   Prudential Financial, Inc.:
     Long-term fixed and floating rate notes             -            -          -           -             -          -           -
     Hybrid notes                                        -            -          -           -             -          -           -
                                                ----------- ------------ ---------- ----------- ------------- ---------- -----------
        Total                                            -            -          -           -             -          -           -
                                                ----------- ------------ ---------- ----------- ------------- ---------- -----------
   The Prudential Insurance Company of America
    (a):
     Surplus notes                                     990            -          -           -           990          -         990
     Long-term fixed and floating rate notes         1,100          731          -           -         1,831          -       1,831
     Commercial paper backed by long-term credit
      agreements                                         -            -          -           -             -          -           -
                                                ----------- ------------ ---------- ----------- ------------- ---------- -----------
        Total                                        2,090          731          -           -         2,821          -       2,821
                                                ----------- ------------ ---------- ----------- ------------- ---------- -----------

   Long-term debt of other affiliated companies          -            -          -           -             -        529         529
                                                ----------- ------------ ---------- ----------- ------------- ---------- -----------
   Total long-term debt of Financial Services
    Businesses                                       2,090          731          -           -         2,821        529       3,350
                                                =========== ============ ========== =========== ============= ========== ===========
   Ratio of long-term and short-term corporate
    debt to capitalization                            12.4%
                                                ===========
Closed Block Business:

   Limited recourse notes of Prudential
    Holdings, LLC                                        -            -          -           -             -      1,750       1,750
                                                =========== ============ ========== =========== ============= ========== ===========

                                                                            As of December 31, 2001
                                                ------------------------------------------------------------------------------------
                                                                                                               Limited
                                                  General                Securities  Specified      Total      Recourse
                                                 Corporate   Investment   Business     Other       General     and non-     Total
                                                 Purposes     Related     Related    Businesses  Obligations   Recourse   Borrowing
                                                ----------- ------------ ---------- ----------- ------------- ---------- -----------
Financial Services Businesses:

   Prudential Financial, Inc.:
     Long-term fixed and floating rate notes             -            -          -           -             -          -           -
     Hybrid notes                                        -            -          -           -             -          -           -
                                                ----------- ------------ ---------- ----------- ------------- ---------- -----------
        Total                                            -            -          -           -             -          -           -
                                                ----------- ------------ ---------- ----------- ------------- ---------- -----------
   The Prudential Insurance Company of America
    (a):
     Surplus notes                                     989            -          -           -           989          -         989
     Long-term fixed and floating rate notes         1,456          586          -           -         2,042          -       2,042
     Commercial paper backed by long-term credit
      agreements                                         -            -          -           -             -          -           -
                                                ----------- ------------ ---------- ----------- ------------- ---------- -----------
       Total                                         2,445          586          -           -         3,031          -       3,031
                                                ----------- ------------ ---------- ----------- ------------- ---------- -----------
   Long-term debt of other affiliated companies          -            -          -           -             -        523         523
                                                ----------- ------------ ---------- ----------- ------------- ---------- -----------
   Total long-term debt of Financial Services
    Businesses                                       2,445          586          -           -         3,031        523       3,554
                                                =========== ============ ========== =========== ============= ========== ===========

   Ratio of long-term and short-term corporate
    debt to capitalization                            12.7%
                                                ===========
Closed Block Business:

   Limited recourse notes of Prudential
    Holdings, LLC                                       -             -          -           -             -      1,750       1,750
                                                ==========  ============ ========== =========== ============= ========== ===========

     (a) Includes Prudential Funding, LLC.

Prudential Financial, Inc.                          Prudential [LOGO] Financial
Quarterly Financial Supplement
First Quarter 2002

           COMBINED STATEMENTS OF OPERATIONS - U. S. CONSUMER DIVISION
                                  (in millions)

  Year-to-date                                                                                         2001                   2002
----------------      %                                                                ---------------------------------     ------
  2002      2001    Change                                                               1Q        2Q        3Q      4Q        1Q
-------   ------                                                                       -----     -----     -----   -----     ------
                          Revenues    (1):
   558       545      2%    Premiums                                                     545       575       561     636       558
   306       315     -3%    Policy charges and fee income                                315       321       305     318       306
   289       333    -13%    Net investment income                                        333       303       304     295       289
   688       755     -9%    Commissions, investment management fees, and other income    755       713       689     676       688
 -----     -----                                                                       -----     -----     -----   -----     -----
 1,841     1,948     -5%     Total revenues                                            1,948     1,912     1,859   1,925     1,841
 -----     -----                                                                       -----     -----     -----   -----     -----
                           Benefits and Expenses(1):
   525       456     15%    Insurance and annuity benefits                               456       527       555     605       525
    93       103    -10%    Interest credited to policyholders' account balances         103        99        96      98        93
     -         2   -100%    Interest expense                                               2         3         2       -         -
  (202)     (219)     8%    Deferral of acquisition costs                               (219)     (216)     (202)   (201)     (202)
   194       222    -13%    Amortization of acquisition costs                            222       193       230     192       194
   539       603    -11%    Securities operations non-interest expenses                  603       645       577     595       539
   521       587    -11%    General and administrative expenses                          587       579       554     649       521
 -----     -----                                                                       -----     -----     -----   -----     -----
 1,670     1,754     -5%      Total benefits and expenses                              1,754     1,830     1,812   1,938     1,670
 -----     -----                                                                       -----     -----     -----   -----     -----
   171       194    -12%    Adjusted operating income before income taxes                194        82        47     (13)      171
 =====     =====                                                                       =====     =====     =====   =====     =====


(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2002                                   Prudential [LOGO] Financial

          COMBINING STATEMENTS OF OPERATIONS - U. S. CONSUMER DIVISION
                                  (in millions)

                                                                       Quarter Ended March 31, 2002
                                              --------------------------------------------------------------------------------------
                                                                                                                Retail Investments
                                              Total U.S.  Individual                              Property &  ----------------------
                                               Consumer      Life        Private       Retail      Casualty     Mutual
                                               Division   Insurance   Client Group   Investments   Insurance   Funds(2)   Annuities
                                              ---------- ----------- -------------- ------------- ----------- ---------- -----------
Revenues (1):
 Premiums                                           558          56             -              9         493          -           9
 Policy charges and fee income                      306         250             -             56           -          -          56
 Net investment income                              289         105            45            100          39          -         100
 Commissions, investment management fees, and
  other income                                      688          32           482            175          (1)       157          18
                                              ---------- ----------- -------------- ------------- ----------- ---------- -----------
   Total revenues                                 1,841         443           527            340         531        157         183
                                              ---------- ----------- -------------- ------------- ----------- ---------- -----------
Benefits and Expenses (1):
 Insurance and annuity benefits                     525         129             -             28         368          -          28
 Interest credited to policyholders' account
  balances                                           93          33             -             60           -          -          60
 Interest expense                                     -           -             -              -           -          -           -
 Deferral of acquisition costs                     (202)        (66)            -            (38)        (98)       (10)        (28)
 Amortization of acquisition costs                  194          53             -             41         100         18          23
 Securities operations non-interest expenses        539           -           539              -           -          -           -
 General and administrative expenses                521         177             7            198         139        128          70
                                              ---------- ----------- -------------- ------------- ----------- ---------- -----------
   Total benefits and expenses                    1,670         326           546            289         509        136         153
                                              ---------- ----------- -------------- ------------- ----------- ---------- -----------

Adjusted operating income before income taxes       171         117           (19)            51          22         21          30
                                              ========== =========== ============== ============= =========== ========== ===========

                                                                       Quarter Ended March 31, 2001
                                              --------------------------------------------------------------------------------------
                                                                                                                Retail Investments
                                              Total U.S.  Individual                              Property &  ----------------------
                                               Consumer      Life        Private       Retail      Casualty     Mutual
                                               Division   Insurance   Client Group   Investments   Insurance   Funds(2)   Annuities
                                              ---------- ----------- -------------- ------------- ----------- ---------- -----------
Revenues (1):
 Premiums                                           545          87             -             13         445          -         13
 Policy charges and fee income                      315         251             -             64           -          -         64
 Net investment income                              333          99            70            121          43          1        120
 Commissions, investment management fees, and
  other income                                      755          30           536            188           1        168         20
                                              ---------- ----------- -------------- ------------- ----------- ---------- -----------
   Total revenues                                 1,948         467           606            386         489        169        217
                                              ---------- ----------- -------------- ------------- ----------- ---------- -----------
Benefits and Expenses (1):
 Insurance and annuity benefits                     456         157             -             24         275          -         24
 Interest credited to policyholders' account
  balances                                          103          35             -             68           -          -         68
 Interest expense                                     2           -             -              2           -          1          1
 Deferral of acquisition costs                     (219)        (76)            -            (43)       (100)       (17)       (26)
 Amortization of acquisition costs                  222          62             -             60         100         19         41
 Securities operations non-interest expenses        603           -           603              -           -          -          -
 General and administrative expenses                587         210             9            214         154        141         73
                                              ---------- ----------- -------------- ------------- ----------- ---------- -----------
   Total benefits and expenses                    1,754         388           612            325         429        144        181
                                              ---------- ----------- -------------- ------------- ----------- ---------- -----------
Adjusted operating income before income taxes       194          79            (6)            61          60         25         36
                                              ========== =========== ============== ============= =========== ========== ===========

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2) Includes wrap-fee products and unit investment trusts.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2002                                   Prudential [LOGO] Financial

  U. S. CONSUMER DIVISION - LIFE INSURANCE SALES AND RETAIL INVESTMENTS SEGMENT MUTUAL FUNDS, WRAP-FEE PRODUCTS AND ANNUITY SALES AND ASSETS UNDER MANAGEMENT
                                  (in millions)

  Year-to-date                                                                                       2001                     2002
-----------------                                                                   --------------------------------------  --------
  2002     2001                                                                        1Q        2Q        3Q        4Q        1Q
-------- --------                                                                   -------   --------  --------  --------  --------
                   INDIVIDUAL LIFE INSURANCE SALES (1):
     55       65    Variable and universal life                                          65        58        51        54        55
     10       37    Corporate-owned life insurance                                       37        28       117        17        10
     13       10    Term life                                                            10        11        11        11        13
-------- --------                                                                   --------  --------  --------  --------  --------
     78      112         Total                                                          112        97       179        82        78
======== ========                                                                   ========  ========  ========  ========  ========

                   RETAIL INVESTMENTS SEGMENT MUTUAL FUNDS, WRAP-FEE PRODUCTS
                   AND ANNUITY SALES AND ASSETS UNDER MANAGEMENT:

                   Mutual Funds:
 57,809   57,764    Beginning total mutual funds assets                              57,764    58,168    59,618    56,951    57,809
    914    1,324    Sales (other than money market)                                   1,324     2,106       907       936       914
 (1,116)  (1,202)   Redemptions (other than money market)                            (1,202)   (1,103)   (1,110)   (1,282)   (1,116)
     32   (1,254)   Reinvestment of distributions and change in market value         (1,254)    1,056    (3,840)    2,144        32
   (896)   1,536    Net money market sales                                            1,536      (609)    1,376      (940)     (896)
--------- -------                                                                   --------  --------  --------  --------  --------
 56,743   58,168    Ending total mutual funds assets                                 58,168    59,618    56,951    57,809    56,743
========= =======                                                                   ========  ========  ========  ========  ========

   (202)     122   Net Mutual Funds sales (redemptions) other than money market         122     1,003      (203)     (346)     (202)
========= =======                                                                   ========  ========  ========  ========  ========

                   Wrap-fee Products:
 17,955   19,621    Beginning total wrap-fee product assets                          19,621    17,335    18,714    16,141    17,955
  1,667    2,295    Sales                                                             2,295     1,968     1,626     1,563     1,667
 (1,361)  (1,878)   Redemptions                                                      (1,878)   (1,378)   (1,462)   (1,342)   (1,361)
    (69)  (2,703)   Reinvestment of distributions and change in market value         (2,703)      789    (2,737)    1,593       (69)
--------- -------                                                                   --------  --------  --------  --------  -------
 18,192   17,335    Ending total wrap-fee product assets                             17,335    18,714    16,141    17,955    18,192
  1,056    1,552   Unit investment trust assets at end of period                      1,552     1,420     1,168     1,157     1,056
--------- -------                                                                   --------  --------  --------   -------  --------
 19,248   18,887   Total wrap-fee and unit investment trust assets at end of period  18,887    20,134    17,309    19,112    19,248
========= =======                                                                   ========  ========  ========  ========  ========

    306      417   Net wrap-fee product sales (redemptions)                             417       590       164       221       306
========= =======                                                                   ========  ========  ========  ========  ========

                   Variable Annuities:
 18,689   21,059    Beginning total account value                                    21,059    19,118    19,523    17,190    18,689
    374      339    Sales                                                               339       328       274       330       374
   (597)    (665)   Surrenders, withdrawals and exchange redemptions                   (665)     (591)     (552)     (548)     (597)
                    Change in market value, interest credited, and other
    (31)  (1,615)   activity(2)                                                      (1,615)      668    (2,055)    1,717       (31)
-------- --------                                                                   --------  --------  --------  --------  --------
 18,435   19,118    Ending total account value                                       19,118    19,523    17,190    18,689    18,435
======== ========                                                                   ========  ========  ========  ========  ========
   (223)    (326)   Net sales (redemptions)                                            (326)     (263)     (278)     (218)     (223)
======== ========                                                                   ========  ========  ========  ========  ========

                   Fixed Annuities:
  2,975    2,926    Beginning total account value                                     2,926     2,889     2,872     2,865     2,975
     37       30    Sales                                                                30        27        32        31        37
    (50)     (69)   Surrenders, withdrawals and exchange redemptions                    (69)      (55)      (48)      (44)      (50)
    (53)       2    Interest credited and other activity (2)                              2        11         9       123       (53)
-------- --------                                                                   --------  --------  --------  --------  --------
  2,909    2,889    Ending account value                                              2,889     2,872     2,865     2,975     2,909
======== ========                                                                   ========  ========  ========  ========  ========
    (13)     (39)   Net sales (redemptions)                                             (39)      (28)      (16)      (13)      (13)
======== ========                                                                   ========  ========  ========  ========  ========

(1)  Statutory first year premiums and deposits.
(2) The quarter ended March 31, 2002 includes decreases in policyholder account balances of $45 million for variable annuities and $56 million for fixed annuities due to the distribution of policy credits, subsequently paid out in cash, as demutualization consideration in connection with the Company's demutualization. The quarter ended December 31, 2001 includes increases in policyholder account values of $429 million for variable annuities and $157 million for fixed annuities as a result of policyholder credits issued in connection with the Company's demutualization, as well as a decrease in policyholder account values of $50 million in fixed annuities transferred to the Closed Block Business upon its establishment.

Prudential Financial, Inc.                           Prudential [LOGO] Financial
Quarterly Financial Supplement
First Quarter 2002


           U.S. CONSUMER DIVISION - LIFE INSURANCE, RETAIL INVESTMENTS
         SEGMENT MUTUAL FUNDS, WRAP-FEE PRODUCTS, AND ANNUITY SALES BY
                              DISTRIBUTION CHANNEL
                                  (in millions)

                                                                                             2001                          2002
   Year-to-date                                                         ----------------------------------------------    -------
------------------
 2002         2001                                                        1Q           2Q           3Q             4Q       1Q
------       -----                                                      ------       ------       ------        ------    ------
                         INDIVIDUAL LIFE INSURANCE SALES(1) BY
                         DISTRIBUTION CHANNEL

    53           57       Prudential Agents                                  57           54           56            51        53
    25           55       Third party distribution                           55           43          123            31        25
 -----        -----                                                      ------       ------       ------        ------    ------
    78          112           Total                                         112           97          179            82        78
 =====       ======                                                      ======       ======       ======        ======    ======


                         RETAIL INVESTMENTS SEGMENT MUTUAL FUNDS, WRAP-FEE
                         PRODUCTS AND ANNUITY SALES BY DISTRIBUTION CHANNEL

                         Mutual funds, excluding wrap-fee products (2):
                         ----------------------------------------------
   156          233       Prudential Agents                                 233          199          161           150       156
   339          575       Financial Advisors                                575          429          298           300       339
   387          445       Third-party distributors                          445        1,470          457           479       387
    32           71       Other                                              71            8           (9)            7        32
 -----        -----                                                      ------       ------       ------        ------    ------
   914        1,324           Total                                       1,324        2,106          907           936       914
 =====       ======                                                      ======       ======       ======        ======    ======

                         Wrap-fee products:
                         ------------------
   115          109       Prudential Agents                                 109          110          104           101       115
 1,483        2,138       Financial Advisors                              2,138        1,807        1,488         1,404     1,483
    69           48       Third-party distributors                           48           51           34            58        69
 -----        -----                                                      ------       ------       ------        ------    ------
 1,667        2,295           Total                                       2,295        1,968        1,626         1,563     1,667
 =====       ======                                                      ======       ======       ======        ======    ======

                         Variable and Fixed Annuities:
                         -----------------------------
   337          296       Prudential Agents                                 296          293          257           298       337
    63           72       Financial Advisors                                 72           58           46            54        63
    11            1       Third-party distributors                            1            4            3             9        11
 -----        -----                                                      ------       ------       ------        ------    ------
   411          369           Total                                         369          355          306           361       411
 =====       ======                                                      ======       ======       ======        ======    ======


(1)  Statutory first year premiums and deposits.
(2)  Other than money market.

Prudential Financial, Inc.                          Prudential [LOGO] Financial
Quarterly Financial Supplement
First Quarter 2002

                U. S. CONSUMER DIVISION - ACCOUNT VALUE ACTIVITY
                                  (in millions)


   Year-to-date                                                                        2001                        2002
------------------                                                    ---------------------------------------    --------
  2002       2001                                                       1Q         2Q          3Q        4Q         1Q
-------    -------                                                    ------     ------     ------     ------     -------
                    INDIVIDUAL LIFE INSURANCE:
                    Policyholders'  Account Balances:
  3,826      3,526    Beginning balance                                3,526      3,578      3,628      3,664      3,826
    227        191    Premiums and deposits                              191        181        194        206        227
     20         24    Interest credited                                   24         21         20         25         20
   (135)      (172)   Surrenders and withdrawals                        (172)      (174)      (159)      (201)      (135)
     14         32    Net transfers (to) from separate account            32         26         24          7         14
    (16)       (14)   Policy charges                                     (14)       (14)       (17)       (14)       (16)
    (12)        (9)   Benefits and other                                  (9)        10        (26)       139        (12)
 ------      -----                                                    ------     ------     ------     ------     ------
  3,924      3,578    Ending balance                                   3,578      3,628      3,664      3,826      3,924
 ======      =====                                                     =====      =====      =====      =====      =====

                    Separate Account Liabilities:
 13,010     13,892    Beginning balance                               13,892     12,849     13,391     12,021     13,010
    396        447    Premiums and deposits                              447        417        491        419        396
    111     (1,059)   Change in market value and interest credited    (1,059)       531     (1,418)     1,031        111
   (124)      (172)   Surrenders and withdrawals                        (172)      (179)      (117)      (209)      (124)
    (38)       (20)   Net transfers (to) from general account            (20)        19        (96)       (10)       (38)
   (211)      (216)   Policy charges                                    (216)      (215)      (210)      (223)      (211)
    (15)       (23)   Benefits and other                                 (23)       (31)       (20)       (19)       (15)
 ------      -----                                                    ------     ------     ------     ------     ------
 13,129     12,849    Ending balance                                  12,849     13,391     12,021     13,010     13,129
 ======     ======                                                    ======     ======     ======     ======     ======


                    INDIVIDUAL ANNUITIES:

                    Account Values in General Account:
  6,152      5,677    Beginning balance                                5,677      5,624      5,587      5,566      6,152
    411        369    Premiums and deposits                              369        355        306        361        411
     72         78    Interest credited                                   78         79         76         77         72
   (647)      (734)   Surrenders and withdrawals                        (734)      (646)      (600)      (592)      (647)
     (7)       283    Net transfers (to) from separate account (1)       283        235        240        243         (7)
     (1)        (1)   Policy charges                                      (1)        (1)        (1)        (2)        (1)
   (155)       (48)   Benefits and other (2)                             (48)       (59)       (42)       499       (155)
 ------     ------                                                    ------     ------     ------     ------     ------
  5,825      5,624    Ending balance                                   5,624      5,587      5,566      6,152      5,825
 ======     ======                                                    ======     ======     ======     ======     ======

                    Account Values in Separate Account:
 15,512     18,308    Beginning balance                               18,308     16,383     16,808     14,489     15,512
    183        265    Premiums and deposits                              265        246        206        188        183
     51     (1,584)   Change in market value and interest credited    (1,584)       717     (2,027)     1,316         51
   (514)      (569)   Surrenders and withdrawals                        (569)      (536)      (481)      (478)      (514)
    338         21    Net transfers (to) from general account (1)         21         55         35         47        338
    (51)       (58)   Policy charges                                     (58)       (57)       (52)       (50)       (51)
     --         --    Benefits and other                                  --         --         --         --         --
 ------     ------                                                    ------     ------     ------     ------     ------
 15,519     16,383    Ending balance                                  16,383     16,808     14,489     15,512     15,519
 ======     ======                                                    ======     ======     ======     ======     ======


(1) The quarter ended March 31, 2002 includes $314 million of policyholder credits, issued in connection with the Company's demutualization, applied to customer account balances held in the separate account.
(2) The quarter ended March 31, 2002 includes a decrease in policyholder account balances of $101 million due to the distribution of policy credits, subsequently paid out in cash, as demutualization consideration in connection with the Company's demutualization. The quarter ended December 31, 2001 includes an increase in policyholder account values of $586 million as a result of policyholder credits issued in connection with the Company's demutualization, as well as a decrease in policyholder account values of $50 million transferred to the Closed Block Business upon its establishment.

Prudential Financial, Inc.                          Prudential [LOGO] FINANCIAL
Quarterly Financial Supplement
First Quarter 2002

           U.S. CONSUMER DIVISION - DEFERRED POLICY ACQUISITION COSTS
                                  (in millions)

 Year-to-date                                                                                        2001                     2002
---------------                                                                      ------------------------------------    ------
 2002     2001                                                                         1Q        2Q         3Q       4Q        1Q
------   ------                                                                      ------    ------    ------    ------    ------
                  INDIVIDUAL LIFE INSURANCE:
 3,133     3,090    Beginning balance                                                 3,090     3,088     3,117     3,115     3,133
    66        76    Capitalization                                                       76        77        74        74        66
   (53)      (62)   Amortization - operating results                                    (62)      (55)      (60)      (55)      (53)
    --        --    Amortization - realized investment gains and losses                  --        --        --        --        --
    14       (16)   Impact of unrealized (gains) or losses on AFS securities            (16)        7       (16)       (1)       14
    --        --    Other                                                                --        --        --        --        --
------    ------                                                                     ------    ------    ------    ------    ------
 3,160     3,088    Ending balance                                                    3,088     3,117     3,115     3,133     3,160
======    ======                                                                     ======    ======    ======    ======    ======

                  INDIVIDUAL ANNUITIES:
   628       682    Beginning balance                                                   682       648       655       612       628
    28        26    Capitalization                                                       26        24        24        25        28
   (23)      (41)   Amortization - operating results                                    (41)      (21)      (51)      (21)      (23)
     1        (1)   Amortization - realized investment gains and losses                  (1)       (2)        2        15         1
    20       (18)   Impact of unrealized (gains) or losses on AFS securities            (18)        6       (18)       (3)       20
    --        --    Other                                                                --        --        --        --        --
------    ------                                                                     ------    ------    ------    ------    ------
   654       648    Ending balance                                                      648       655       612       628       654
======    ======                                                                     ======    ======    ======    ======    ======

                  PROPERTY & CASUALTY INSURANCE:
   132       137    Beginning balance                                                   137       137       141       137       132
    98       100    Capitalization                                                      100       102        95        93        98
  (100)     (100)   Amortization - operating results                                   (100)      (98)      (99)      (98)     (100)
    --        --    Amortization - realized investment gains and losses                  --        --        --        --        --
    --        --    Impact of unrealized (gains) or losses on AFS securities             --        --        --        --        --
    --        --    Other                                                                --        --        --        --        --
------    ------                                                                     ------    ------    ------    ------    ------
   130       137    Ending balance                                                      137       141       137       132       130
======    ======                                                                     ======    ======    ======    ======    ======

                  TOTAL U. S. CONSUMER DIVISION:
 3,893     3,909    Beginning balance                                                 3,909     3,873     3,913     3,864     3,893
   192       202    Capitalization                                                      202       203       193       192       192
  (176)     (203)   Amortization - operating results                                   (203)     (174)     (210)     (174)     (176)
     1        (1)   Amortization - realized investment gains and losses                  (1)       (2)        2        15         1
    34       (34)   Impact of unrealized (gains) or losses on AFS securities            (34)       13       (34)       (4)       34
    --        --    Other                                                                --        --        --        --        --
-------   ------                                                                     ------    ------    ------    ------    ------
 3,944     3,873    Ending balance                                                    3,873     3,913     3,864     3,893     3,944
======    ======                                                                     ======    ======    ======    ======    ======

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2002                                  Prudential [LOGO] Financial

        U.S. CONSUMER DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL
                    LIFE INSURANCE AND PRIVATE CLIENT GROUP
                          (dollar amounts in millions)

   Year-to-date                                                                                   2001                    2002
------------------                                                                -------------------------------------  -------
  2002       2001                                                                    1Q       2Q        3Q        4Q       1Q
-------    -------                                                                -------  --------  --------  --------  -------
                    Individual Life Insurance:
                                                                                 ---------                              ---------
                     Policy Surrender Experience:

    162       180     Cash value of surrenders                                       180      149       132       176      162

                      Cash value of surrenders as a percentage of mean future
                       policy benefits, policyholders' account balances,
    3.9%      4.3%     and separate account balances                                 4.3%     3.5%      3.2%      4.4%     3.9%


                     Death claims per $1,000 of in-force: (1)
   2.06      2.22     Variable and universal life                                   2.22     1.65      2.53      2.01     2.06
   1.43      1.07     Term life                                                     1.07     1.25      2.78      0.86     1.43
   1.87      1.88     Total, Individual Life Insurance Segment                      1.88     1.55      2.61      1.65     1.87

                                                                                 ---------                              ---------




   Year-to-date                                                                                   2001                    2002
------------------                                                                -------------------------------------  -------
 2002      2001                                                                      1Q       2Q        3Q        4Q       1Q
-------  ---------                                                                -------  --------  --------  --------  -------
                    Private Client Group:
                                                                                 ---------                              ---------
                      Non-Interest Revenues:

    270       320       Commissions                                                  320      296       252       287      270
    177       182       Fees                                                         182      168       178       156      177
     35        34       Other non-interest revenues                                   34       35        37        28       35
-------  ---------                                                                -------  --------  --------  --------  -------
    482       536         Total non-interest revenues                                536      499       467       471      482
=======  =========                                                                =======  ========  ========  ========  =======
                    Recurring revenue as a percentage of total
                     non-interest revenue (2)                                       34.0%    34.4%     35.5%     34.8%    35.5%

  3,262     5,223   Average customer margin lending balances                       5,223    4,376     4,200     3,470    3,262

                                                                                 ---------                              ---------

(1) Annualized, for interim reporting periods.
(2) Calculated on a trailing 12 month basis excluding Consumer Banking revenue.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2002                                   Prudential [LOGO] Financial

                  U.S. CONSUMER DIVISION - SUPPLEMENTARY INFORMATION FOR PROPERTY AND CASUALTY INSURANCE
                                               (dollar amounts in millions)

 Year-to-date                                                                                      2001              2002
---------------                                                                         --------------------------- ------
 2002     2001                                                                            1Q     2Q     3Q     4Q     1Q
-------  ------                                                                         ------ ------ ------ ------ ------
                                                                                        ------                      ------

                 Earned premium:
    372     328    Automobile                                                              328    346    356    373    372
    113     109    Homeowners'                                                             109    112    113    114    113
      8       8    Other                                                                     8      8      9      8      8
-------  ------                                                                         ------ ------ ------ ------ ------
    493     445      Total earned premium                                                  445    466    478    495    493
=======  ======                                                                         ====== ====== ====== ====== ======

                 Loss ratio(1)(2):
  75.8%   56.9%    Automobile                                                            56.9%  74.1%  69.1%  81.0%  75.8%
  72.1%   79.5%    Homeowners'                                                           79.5%  60.2%  97.3%  69.0%  72.1%
  74.8%   61.8%      Overall                                                             61.8%  70.5%  75.6%  74.5%  74.8%

                 Expense ratio(1) (3):
  28.5%   32.0%    Automobile                                                            32.0%  31.2%  30.3%  29.5%  28.5%
  35.3%   43.3%    Homeowners'                                                           43.3%  34.8%  34.3%  35.9%  35.3%
  29.8%   34.3%      Overall                                                             34.3%  32.0%  31.3%  31.0%  29.8%

                 Combined ratio(4):
 104.3%   88.9%    Automobile                                                            88.9% 105.3%  99.4% 110.5% 104.3%
 107.4%  122.8%    Homeowners'                                                          122.8%  95.0% 131.6% 104.9% 107.4%
 104.6%   96.1%      Overall                                                             96.1% 102.5% 106.9% 105.5% 104.6%

    4.2     1.0  Current accident year catastrophe losses (5)                              1.0   24.0   12.8    4.2    4.2
   0.9%    0.2%  Effect of current accident year catastrophic losses on combined ratio    0.2%   5.1%   2.7%   0.9%   0.9%

                 Accident year combined ratio (6)                                       108.9% 106.0% 106.9% 107.0% 105.0%

                                                                                        ------                      ------

(1)  Based on statutory data.
(2) Represents ratio of incurred losses and loss adjustment expenses to net earned premium.
(3)  Represents ratio of operating expenses to net written premium.
(4)  Represents the sum of loss ratio and expense ratio above.
(5) Represents losses and loss adjustment expenses attributable to catastrophes that are included in the combined ratio. We classify catastrophes as those events that are declared catastrophes by Property Claims Services, which is an industry organization that declares and tracks all property-related catastrophes causing insured property damage in the United States.
(6) Accident year combined ratios for annual periods reflect the combined ratios for accidents that occur in the indicated calendar year, restated to reflect subsequent changes in loss estimates for those claims based on cumulative loss data through the most recent balance sheet date. Accident year combined ratios for interim periods reflect the combined ratios for policies written in those periods, based on cumulative loss data through the respective balance sheet date of the indicated year. These ratios reflect any recoveries from stop-loss reinsurance contracts during the indicated periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2002                                   Prudential [LOGO] Financial

         COMBINED STATEMENTS OF OPERATIONS - EMPLOYEE BENEFITS DIVISION
                                  (in millions)

 Year-to-date      %                                                                        2001              2002
---------------                                                                 ---------------------------- ------
  2002    2001   Change                                                            1Q     2Q     3Q     4Q     1Q
-------  ------                                                                 -------- ----- ------ ------ ------
                         Revenues (1):
    702     610   15%      Premiums                                                  610   622    650    650    702
     71      53   34%      Policy charges and fee income                              53    55     68     68     71
    645     705   -9%      Net investment income                                     705   688    671    664    645
                           Commissions, investment management fees, and other
    106      93   14%        income                                                   93   106    110     99    106
-------  ------                                                                 -------- ----- ------ ------ ------
  1,524   1,461    4%        Total revenues                                        1,461 1,471  1,499  1,481  1,524
-------  ------                                                                 -------- ----- ------ ------ ------

                         Benefits and Expenses (1):
    871     811    7%      Insurance and annuity benefits                            811   835    919    838    871
    297     279    6%      Interest credited to policyholders' account balances      279   304    307    311    297
      1       2  -49%      Interest expense                                            2     4      3      2      1
     (6)     (6)   0%      Deferral of acquisition costs                              (6)   (7)    (7)   (10)    (6)
      -       3 -100%      Amortization of acquisition costs                           3     4      2      5      -
    295     268   10%      General and administrative expenses                       268   279    272    311    295
-------  ------                                                                 -------- ----- ------ ------ ------
  1,458   1,357    7%        Total benefits and expenses                           1,357 1,419  1,496  1,457  1,458
-------  ------                                                                 -------- ----- ------ ------ ------

     66     104  -37%    Adjusted operating income before income taxes               104    52      3     24     66
=======  ======                                                                 ======== ===== ====== ====== ======

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2002                                   Prudential [LOGO] Financial

        COMBINING STATEMENTS OF OPERATIONS - EMPLOYEE BENEFITS DIVISION
                                  (in millions)

                                                                               Quarter Ended March 31, 2002
                                                                            ---------------------------------
                                                                              Total
                                                                             Employee                 Other
                                                                             Benefits     Group     Employee
                                                                             Division   Insurance   Benefits
                                                                            ---------- ----------- ----------
Revenues (1):
   Premiums                                                                      702        694          8
   Policy charges and fee income                                                  71         52         19
   Net investment income                                                         645        136        509
   Commissions, investment management fees, and other income                     106          8         98
                                                                            ---------- ----------- ----------
     Total revenues                                                            1,524        890        634
                                                                            ---------- ----------- ----------
Benefits and Expenses (1):
   Insurance and annuity benefits                                                871        674        197
   Interest credited to policyholders' account balances                          297         54        243
   Interest expense                                                                1          -          1
   Deferral of acquisition costs                                                  (6)        (2)        (4)
   Amortization of acquisition costs                                               -         (3)         3
   General and administrative expenses                                           295        130        165
                                                                            ---------- ----------- ----------
     Total benefits and expenses                                               1,458        853        605
                                                                            ---------- ----------- ----------
Adjusted operating income before income taxes                                     66         37         29
                                                                            ========== =========== ==========
                                                                               Quarter Ended March 31, 2001
                                                                            ---------------------------------
                                                                              Total
                                                                             Employee                 Other
                                                                             Benefits     Group     Employee
                                                                             Division   Insurance   Benefits
                                                                            ---------- ----------- ----------

Revenues (1):
   Premiums                                                                      610        592         18
   Policy charges and fee income                                                  53         34         19
   Net investment income                                                         705        136        569
   Commissions, investment management fees, and other income                      93          6         87
                                                                            ---------- ----------- ----------
     Total revenues                                                            1,461        768        693
                                                                            ---------- ----------- ----------
Benefits and Expenses (1):
   Insurance and annuity benefits                                                811        562        249
   Interest credited to policyholders' account balances                          279         53        226
   Interest expense                                                                2         (3)         5
   Deferral of acquisition costs                                                  (6)        (3)        (3)
   Amortization of acquisition costs                                               3          -          3
   General and administrative expenses                                           268        112        156
                                                                            ---------- ----------- ----------
     Total benefits and expenses                                               1,357        721        636
                                                                            ---------- ----------- ----------
Adjusted operating income before income taxes                                    104         47         57
                                                                            ========== =========== ==========

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

                                                     Prudential [LOGO] Financial

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2002

     EMPLOYEE BENEFITS DIVISION - SALES RESULTS AND ASSETS UNDER MANAGEMENT
                                 (in millions)


   Year-to-date                                                                                   2001                   2002
 -----------------                                                                 ----------------------------------   -------
  2002      2001                                                                     1Q       2Q       3Q       4Q        1Q
 -------   -------                                                                 -------  -------  -------  -------   -------

                   GROUP INSURANCE NEW ANNUALIZED PREMIUMS: (1)

     162       288   Group life                                                        288       33       64       50       162
      53        69   Group disability (2)                                               69       20       33       17        53
 -------   -------                                                                 -------  -------  -------  -------   -------
     215       357          Total                                                      357       53       97       67       215
 =======   =======                                                                 =======  =======  =======  =======   =======
                   OTHER EMPLOYEE BENEFITS - SALES AND
                   ASSETS UNDER MANAGEMENT:

                   Defined Contribution:

  24,640    26,046   Beginning total account value                                  26,046   24,473   25,319   22,710    24,640
   1,010     1,255   Sales                                                           1,255      923      729      782     1,010
    (817)   (1,035)  Withdrawals                                                    (1,035)  (1,021)    (728)    (638)     (817)
     504    (1,793)  Change in market value and interest credited (3)               (1,793)     944   (2,610)   1,786       504
 -------   -------                                                                 -------  -------  -------  -------   -------
  25,337    24,473   Ending total account value                                     24,473   25,319   22,710   24,640    25,337
 =======   =======                                                                 =======  =======  =======  =======   =======
     193       220   Net sales                                                         220     (98)        1      144       193
 =======   =======                                                                 =======  =======  =======  =======   =======
                     Asset management of ending total account value:
                       Proprietary                                                  17,941   18,287   16,501   17,665    18,107
                       Non-proprietary                                               6,532    7,032    6,209    6,975     7,230
                                                                                   -------  -------  -------  -------   -------
                          Total                                                     24,473   25,319   22,710   24,640    25,337
                                                                                   =======  =======  =======  =======   =======
                   Guaranteed Products:

  39,825    41,577   Beginning total account value                                  41,577   40,461   39,920   39,008    39,825
     259       400   Sales                                                             400    1,181      285      433       259
    (864)   (1,569)  Withdrawals and benefits                                       (1,569)    (877)  (1,123)    (803)     (864)
     355       326   Change in market value and interest income                        326      646      388      838       355
    (175)     (273)  Other (4)                                                        (273)  (1,491)    (462)     349      (175)
 -------   -------                                                                 -------  -------  -------  -------   -------
  39,400    40,461   Ending total account value                                     40,461   39,920   39,008   39,825    39,400
 =======   =======                                                                 =======  =======  =======  =======   =======
    (605)   (1,169)  Net sales                                                      (1,169)     304     (838)    (370)     (605)
 =======   =======                                                                 =======  =======  =======  =======   =======
                     Product composition of ending total account value:
                       Spread-lending products                                      19,069   19,020   18,841   18,887    18,915
                       Fee-based products                                           21,392   20,900   20,167   20,938    20,485
                                                                                   -------  -------  -------  -------   -------
                          Total                                                     40,461   39,920   39,008   39,825    39,400
                                                                                   =======  =======  =======  =======   =======

(1) Sales results for periods prior to 2002 give effect to quarterly allocation consistent with our current reporting practices.

(2)  Includes long-term care products.

(3) The quarter ended March 31, 2002 includes increases to account values of $101 million due to the addition to customer accounts of Common Stock received as demutualization consideration and $448 million added to customer accounts from inclusion of products now included in this segment The quarter ended December 31, 2001 includes an increase in account values of $433 million as a result of policyholder credits issued in connection with the Company's demutualization.

(4) Represents changes in asset balances for externally managed accounts. In addition, the quarter ended December 31, 2001 includes an increase in account values of $181 million representing cumulative conversions of client account balances to products currently included in this division as well as $2 million of policyholder credits issued in connection with the Company's demutualization.

                                                     Prudential [LOGO] Financial

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2002


             EMPLOYEE BENEFITS DIVISION - SUPPLEMENTARY INFORMATION
                          (dollar amounts in millions)

                                                                                2001                2002
                                                                   ------------------------------  ------
                                                                     1Q      2Q      3Q      4Q      1Q
                                                                   ------  ------  ------  ------  ------
Future Policy Benefits (1):
   Group life                                                       1,414   1,452   1,623   1,664   1,617
   Group disability (2)                                                96     101      98     103     137
   Other employee benefits                                         12,595  12,446  12,498  12,317  12,224
                                                                   ------  ------  ------  ------  ------
     Total                                                         14,105  13,999  14,219  14,084  13,978
                                                                   ======  ======  ======  ======  ======
Policyholder Account Balances (1):
   Group life                                                       3,424   3,664   3,764   3,805   3,928
   Group disability (2)                                                45      41      57      61      58
   Other employee benefits                                         15,288  15,305  15,208  15,372  15,552
                                                                   ------  ------  ------  ------  ------
     Total                                                         18,757  19,010  19,029  19,238  19,538
                                                                   ======  ======  ======  ======  ======
Separate Account Liabilities (1):
   Group life                                                       6,897   7,156   7,246   7,634   8,097
   Group disability (2)                                                 -       -       -       -       -
   Other employee benefits                                         23,591  22,808  22,189  21,538  22,366
                                                                   ------  ------  ------  ------  ------
     Total separate account                                        30,488  29,964  29,435  29,172  30,463
                                                                   ======  ======  ======  ======  ======
Group Life Insurance:
   Gross premiums, policy charges and fee income(3)                   565     596     637     641     667
   Earned premiums, policy charges and fee income                     501     529     579     551     603
   Benefits ratio                                                    90.0%   94.7%   96.6%   88.6%   91.8%
   Administrative operating expense ratio                            10.4%    9.7%    8.8%   11.2%   10.0%
   Persistency ratio                                                 98.8%   98.7%   97.9%   97.4%   97.2%

Group Disability Insurance (2):
   Gross premiums, policy charges and fee income(3)                   129     131     141     142     150
   Earned premiums, policy charges and fee income                     125     125     129     137     143
   Benefits ratio                                                    88.5%   97.8%   99.2%   94.9%   84.6%
   Administrative operating expense ratio                            23.3%   25.2%   22.0%   25.4%   22.7%
   Persistency ratio                                                 92.4%   91.3%   89.4%   88.8%   94.7%


(1)  As of end of period.

(2)  Group disability amounts include long-term care products.

(3) Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2002                                   Prudential [LOGO] Financial

           COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL DIVISION
                                  (in millions)

   Year-to-date     %                                                                           2001                        2002
-----------------                                                            ------------------------------------------   --------
  2002     2001   Change                                                        1Q         2Q          3Q         4Q         1Q
-------- --------                                                            --------   --------    --------   --------   --------
                         Revenues (1):
                                                                           ------------                                 ------------
  1,016      454   124%   Premiums                                              454        817       1,020      1,046      1,016
     57       24   137%   Policy charges and fee income                          24        111         102         70         57
    164       50   228%   Net investment income                                  50        129         170        162        164
                          Commissions, investment management fees,
    149      144     3%   and other income                                      144        134         118        143        149
-------- --------                                                            --------   --------    --------   --------   --------
  1,386      672   106%     Total revenues                                      672      1,191       1,410      1,421      1,386
-------- --------                                                            --------   --------    --------   --------   --------

                         Benefits and Expenses (1):
    783      337   132%   Insurance and annuity benefits                        337        702         794        841        783
                          Interest credited to policyholders' account
     24        1  2305%   balances                                                1         18          28         25         24
      -        2  -100%   Interest expense                                        2          2           2         (2)         -
   (151)    (114)  -32%   Deferral of acquisition costs                        (114)      (143)       (133)      (149)      (151)
     65       38    71%   Amortization of acquisition costs                      38         35          44         47         65
    114      127   -10%   Securities operations non-interest expenses           127        131         125        147        114
    351      183    92%   General and administrative expenses                   183        326         370        387        351
-------- --------                                                            --------   --------    --------   --------   --------
  1,186      574   107%     Total benefits and expenses                         574      1,071       1,230      1,296      1,186
-------- --------                                                            --------   --------    --------   --------   --------

    200       98   104%  Adjusted operating income before income taxes           98        120         180        125        200
======== ========                                                            ========   ========    ========   ========   ========

                                                                           ------------                                 ------------

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.                           Prudential [LOGO] Financial
Quarterly Financial Supplement
First Quarter 2002

           COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL DIVISION
                                  (in millions)

                                                                                 Quarter Ended March 31, 2002
                                                          -----------------------------------------------------------------------
                                                                            International
                                                              Total           Insurance       International       International
                                                          International    excl.Gibraltar       Insurance-       Securities and
                                                            Division            Life         Gibraltar Life(2)     Investments
                                                          --------------   ----------------  -----------------   ----------------
Revenues (1):
  Premiums                                                        1,016                486                530                  -
  Policy charges and fee income                                      57                 29                 28                  -
  Net investment income                                             164                 41                109                 14
  Commissions, investment management fees, and
    other income                                                    149                 10                 16                123
                                                          --------------   ----------------  -----------------   ----------------
     Total revenues                                               1,386                566                683                137
                                                          --------------   ----------------  -----------------   ----------------

Benefits and Expenses (1):
  Insurance and annuity benefits                                    783                356                427                  -
  Interest credited to policyholders' account balances               24                  1                 23                  -
  Interest expense                                                    -                  1                 (1)                 -
  Deferral of acquisition costs                                    (151)              (113)               (38)                 -
  Amortization of acquisition costs                                  65                 52                 13                  -
  Securities operations non-interest expenses                       114                  -                  -                114
  General and administrative expenses                               351                169                155                 27
                                                          --------------   ----------------  -----------------   ----------------
    Total benefits and expenses                                   1,186                466                579                141
                                                          --------------   ----------------  -----------------   ----------------

Adjusted operating income before income taxes                       200                100                104                 (4)
                                                          ==============   ================  =================   ================

                                                                                 Quarter Ended March 31, 2001
                                                          -----------------------------------------------------------------------
                                                                            International
                                                              Total           Insurance       International       International
                                                          International    excl.Gibraltar       Insurance-       Securities and
                                                            Division            Life         Gibraltar Life(2)     Investments
                                                          --------------   ----------------  -----------------   ----------------
Revenues (1):
  Premiums                                                          454                454                  -                  -
  Policy charges and fee income                                      24                 24                  -                  -
  Net investment income                                              50                 34                  -                 16
  Commissions, investment management fees, and
    other income                                                    144                  9                  -                135
                                                          --------------   ----------------  -----------------   ----------------
     Total revenues                                                 672                521                  -                151
                                                          --------------   ----------------  -----------------   ----------------

Benefits and Expenses (1):
  Insurance and annuity benefits                                    337                337                  -                  -
  Interest credited to policyholders' account balances                1                  1                  -                  -
  Interest expense                                                    2                  2                  -                  -
  Deferral of acquisition costs                                    (114)              (114)                 -                  -
  Amortization of acquisition costs                                  38                 38                  -                  -
  Securities operations non-interest expenses                       127                  -                  -                127
  General and administrative expenses                               183                162                  -                 21
                                                          --------------   ----------------  -----------------   ----------------
    Total benefits and expenses                                     574                426                  -                148
                                                          --------------   ----------------  -----------------   ----------------

Adjusted operating income before income taxes                        98                 95                  -                  3
                                                          ==============   ================  =================   ================


(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2) Results of our International Division for 2002 include the results of Gibraltar Life, which we acquired in April 2001.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2002                                   Prudential [LOGO] Financial

      INTERNATIONAL DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION
               (dollar amounts in millions unless otherwise noted)


  Year-to-date                                                                                            2001               2002
----------------                                                                        ----------------------------------  -------
  2002     2001                                                                            1Q       2Q        3Q      4Q      1Q
-------- -------                                                                        -------   ------    ------  ------  -------

                       INTERNATIONAL INSURANCE OPERATING DATA:


                       Actual exchange rate basis (1):

                         Net premiums, policy charges and fee income:
   395      394            Japan, excluding Gibraltar Life                                 394       361       376     395     395
   558        -            Gibraltar Life (2)                                                -       467       639     604     558
   120       84            All other countries                                              84       100       107     117     120
-------  -------                                                                        -------   -------   ------- ------- -------
 1,073      478             Total                                                          478       928     1,122   1,116   1,073
=======  =======                                                                        =======   =======   ======= ======= =======
                         Annualized new business premiums:
    77      114            Japan, excluding Gibraltar Life                                 114        92        77      87      77
    49        -            Gibraltar Life (2)                                                -        10        44      56      49
    53       48            All other countries                                              48        60        51      53      53
-------  -------                                                                        -------   -------   ------- ------- -------
   179      162             Total                                                          162       162       172     196     179
=======  =======                                                                        =======   =======   ======= ======= =======
                       Constant exchange rate basis (3):

                         Net premiums, policy charges and fee income:
   431      384            Japan, excluding Gibraltar Life                                 384       365       376     401     431
   603        -            Gibraltar Life (2)                                                -       472       645     602     603
   124       81            All other countries                                              81       102       106     119     124
-------  -------                                                                        -------   -------   ------- ------- -------
 1,158      465             Total                                                          465       939     1,127   1,122   1,158
=======  =======                                                                        =======   =======   ======= ======= =======
                         Annualized new business premiums:
    84      111            Japan, excluding Gibraltar Life                                 111        93        77      89      84
    53        -            Gibraltar Life (2)                                                -        10        44      56      53
    55       47            All other countries                                              47        61        51      53      55
-------  -------                                                                        -------   -------   ------- ------- -------
   192      158             Total                                                          158       164       172     198     192
=======  =======                                                                        =======   =======   ======= ======= =======
                         Face amount of individual policies in force at end of period
                         (in billions):
                           Japan, excluding Gibraltar Life                                 117       120       124     127     130
                           Gibraltar Life (2)                                                -       265       244     232     224
                           All other countries                                              27        32        34      38      41
                                                                                        -------   -------   ------- ------- -------
                            Total                                                          144       417       402     397     395
                                                                                        =======   =======   ======= ======= =======
                         Number of individual policies in force at end of period (in thousands):
                           Japan, excluding Gibraltar Life                                 858       892       918     946     973
                           Gibraltar Life (2)                                                -     5,322     5,047   4,911   4,787
                           All other countries                                             410       452       492     536     571
                                                                                        -------   -------   ------- ------- -------
                            Total                                                        1,268     6,666     6,457   6,393   6,331
                                                                                        =======   =======   ======= ======= =======


(1)  Translated based on applicable average exchange rate for the period shown.
(2) Results of Gibraltar Life are included from April 2, 2001, the date of reorganization, through February 28, 2002.
(3) Translated based on average exchange rates for the year ended December 31, 2001.

Prudential Financial, Inc.                           Prudential [LOGO] Financial
Quarterly Financial Supplement
First Quarter 2002


      INTERNATIONAL DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION
               (dollar amounts in millions unless otherwise noted)

                                                                                  2001                                   2002
                                                      -----------------------------------------------------------    -------------
                                                            1Q              2Q             3Q             4Q              1Q
                                                      -------------    -------------  ------------   ------------    -------------
International insurance policy persistency (1):
    13 months                                                93.6%            93.1%         93.1%          93.2%            93.4%
    25 months                                                88.2%            88.9%         88.9%          88.1%            87.8%


Number of Life Planners at end of period (2):
    Japan                                                    1,802            1,853         1,944          1,992            1,994
    All other countries                                      1,632            1,837         2,055          2,112            2,104
                                                      -------------    -------------  ------------   ------------    -------------
        Total                                                3,434            3,690         3,999          4,104            4,098
                                                      =============    =============  ============   ============    =============



Number of International Retail Financial Advisors
  at end of period                                             643              632           646            633              632

Assets managed or administered for customers
  outside of the United States at end of period             32,802           66,388        62,642         64,280           63,595

  (1) Excluding Gibraltar Life.

  (2) Excluding Gibraltar Life Advisors.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2002                                  Prudential [LOGO] Financial

          COMBINED STATEMENTS OF OPERATIONS - ASSET MANAGEMENT DIVISION
                                 (in millions)


     Year-to-date          %                                                                       2001                     2002
-----------------------                                                           --------------------------------------  --------
   2002         2001     Change                                                      1Q        2Q        3Q        4Q        1Q
-----------  ----------                                                           --------  --------  --------  --------  --------
                                   Revenues (1):
       16          19     -16%      Net investment income                              19        24        19        28        16
                                    Commissions, investment management fees,
      275         310     -11%       and other income                                 310       286       273       313       275
-----------  ----------                                                           --------  --------  --------  --------  --------
      291         329     -12%        Total revenues                                  329       310       292       341       291
-----------  ----------                                                           --------  --------  --------  --------  --------

                                   Expenses:
        2           4     -50%      Interest expense                                    4         4         3         4         2
       63          73     -14%      Securities operations non-interest expenses        73        85        70        64        63
      163         174      -6%      General and administrative expenses               174       189       174       209       163
-----------  ----------                                                           --------  --------  --------  --------  --------
      228         251      -9%        Total expenses                                  251       278       247       277       228
-----------  ----------                                                           --------  --------  --------  --------  --------

       63          78     -19%     Adjusted operating income before income taxes       78        32        45        64        63
===========  ==========                                                           ========  ========  ========  ========  ========

                                   Analysis of revenues by source:
                                    Investment Management and Advisory Services
                                     segment:
       49          53      -8%        Retail customers                                 53        54        52        51        49
       84          97     -13%        Institutional customers                          97       104        93        89        84
       65          55      18%        General account                                  55        51        59        77        65
-----------  ----------                                                           --------  --------  --------  --------  --------
      198         205      -3%          Subtotal                                      205       209       204       217       198
       93         124     -25%      Other Asset Management segment revenues           124       101        88       124        93
-----------  ----------                                                           --------  --------  --------  --------  --------
      291         329     -12%        Total revenues                                  329       310       292       341       291
===========  ==========                                                           ========  ========  ========  ========  ========

                                   Analysis of commissions, investment management
                                    fees and other revenues by type:
                                    Investment Management and Advisory Services
                                     segment:
      176         183      -4%        Asset-based fees                                183       188       186       184       176
       16          14      14%        Transaction-based and other revenues             14        10        12        16        16
-----------  ----------                                                           --------  --------  --------  --------  --------
      192         197      -3%           Subtotal                                     197       198       198       200       192
       83         113     -27%      Other Asset Management                            113        88        75       113        83
-----------  ----------                                                           --------  --------  --------  --------  --------
      275         310     -11%        Total                                           310       286       273       313       275
===========  ==========                                                           ========  ========  ========  ========  ========


         (1) Revenues exclude realized investment gains, net of losses.

Prudential Financial, Inc.                           Prudential [LOGO] Financial
Quarterly Financial Supplement
First Quarter 2002

         COMBINING STATEMENTS OF OPERATIONS - ASSET MANAGEMENT DIVISION
                                  (in millions)

                                                                                      Quarter Ended March 31, 2002
                                                                            -----------------------------------------------
                                                                                              Investment
                                                                                              Management
                                                                              Total Asset     & Advisory      Other Asset
                                                                               Management     Services        Management
                                                                            --------------  --------------   --------------
  Revenues (1):
    Net investment income                                                              16               6               10
    Commissions, investment management fees, and other income                         275             192               83
                                                                            --------------  --------------   --------------
       Total revenues                                                                 291             198               93
                                                                            --------------  --------------   --------------

  Expenses:
    Interest expense                                                                    2               2                -
    Securities operations non-interest expenses                                        63               -               63
    General and administrative expenses                                               163             157                6
                                                                            --------------  --------------   --------------
       Total expenses                                                                 228             159               69
                                                                            --------------  --------------   --------------

  Adjusted operating income before income taxes                                        63              39               24
                                                                            ==============  ==============   ==============

                                                                                    Quarter Ended March 31, 2001
                                                                            -----------------------------------------------
                                                                                              Investment
                                                                                              Management
                                                                              Total Asset     & Advisory      Other Asset
                                                                               Management     Services        Management
                                                                            --------------  --------------   --------------

  Revenues (1):
    Net investment income                                                              19               8               11
    Commissions, investment management fees, and other income                         310             197              113
                                                                            --------------  --------------   --------------
       Total revenues                                                                 329             205              124
                                                                            --------------  --------------   --------------

  Expenses:
    Interest expense                                                                    4               4                -
    Securities operations non-interest expenses                                        73               -               73
    General and administrative expenses                                               174             167                7
                                                                            --------------  --------------   --------------
       Total expenses                                                                 251             171               80
                                                                            --------------  --------------   --------------

  Adjusted operating income before income taxes                                        78              34               44
                                                                            ==============  ==============   ==============



(1)  Revenues exclude realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2002

                                                     PRUDENTIAL [LOGO] FINANCIAL

 ASSETS UNDER MANAGEMENT - INVESTMENT MANAGEMENT AND ADVISORY SERVICES SEGMENT
                (in billions)



                                                                           March 31, 2002
                                                                 ----------------------------------
                                                                            Fixed    Real
                                                                 Equity    Income   Estate    Total
                                                                 ------    ------   ------    -----
                      Retail customers (1)                         44.5      47.7      0.1     92.3
                      Institutional customers (1)                  33.0      43.3      9.9     86.2
                      General account (1)                           2.3     108.0      1.4    111.7
                                                                   ----     -----     ----    -----
                         Total                                     79.8     199.0     11.4    290.2
                                                                   ====     =====     ====    =====

                                                                            March 31, 2001
                                                                 ----------------------------------
                                                                            Fixed    Real
                                                                 Equity    Income   Estate    Total
                                                                 ------    ------   ------    -----
                      Retail customers                             45.4      51.8        -     97.2
                      Institutional customers                      40.8      38.7     10.0     89.5
                      General account                               2.6     106.9      1.5    111.0
                                                                   ----     -----     ----    -----
                         Total                                     88.8     197.4     11.5    297.7
                                                                   ====     =====     ====    =====


     Year-to-date                                                                                            2001             2002
   ------------------                                                                           -----------------------------------
   2002          2001                                                                             1Q     2Q      3Q     4Q     1Q
   ----          ----                                                                           ------  -----   ----- -----  ------
                      Institutional Assets Under Management: (1)
                      Assets gathered by Asset Management division sales force: (2)
   67.9          74.5   Beginning assets under management                                        74.5    70.5    70.4  65.3   67.9
    3.0           3.9   Additions to managed portfolio                                            3.9     3.2     2.4   4.2    3.0
   (8.4)         (3.0)  Withdrawals                                                              (3.0)   (5.0)   (4.2) (5.6)  (8.4)
    0.1          (4.9)  Change in market value                                                   (4.9)    1.7    (3.3)  3.9    0.1
    4.0             -   Net money market flows                                                      -       -       -   0.1    4.0
   (4.0)            -   Other (2)                                                                   -       -       -     -   (4.0)
  -----         -----                                                                           -----   -----   ----- -----  -----
   62.6          70.5   Ending assets under management                                           70.5    70.4    65.3  67.9   62.6
   23.6          19.0 Other institutional assets under management (2)                            19.0    20.3    19.6  21.2   23.6
  -----         -----                                                                           -----   -----   ----- -----  -----
   86.2          89.5 Total assets managed for institutional customers at end of period          89.5    90.7    84.9  89.1   86.2
  =====         =====                                                                           =====   =====   ===== =====  =====

(1) Reflects reclassification of amounts by client category as of January 1, 2002, based on internal management criteria, which reduced the amount attributed to retail customers by $3.3 billion and increased the amounts attributed to institutional customers and the general account by $2.8 billion and $0.5 billion, respectively.

(2) Reflects reclassification of amounts by asset gatherer category as of January 1, 2002, based on internal management criteria, which reduced the amount attributed to assets gathered by Asset Management division sales force and increased the amount attributed to other institutional assets under management by $4.0 billion.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2002                                   Prudential [LOGO] Financial


                       INVESTMENT PORTFOLIO COMPOSITION
                                 (in millions)

                                                          March 31, 2002                             December 31, 2001
                                            --------------------------------------------- -----------------------------------------
                                                                      Financial Services                         Financial Services
                                                           Closed         Businesses                    Closed       Businesses
                                            Consolidated   Block      ------------------- Consolidated  Block    -------------------
                                            Portfolio(1)  Business    Amount   % of Total Portfolio(1) Business   Amount  % of Total
                                            ------------  --------   --------  ---------- ------------ --------  -------- ----------
 Fixed maturities:
  Public available for sale, at fair value      80,950     27,304     53,646      56.4%       77,807     26,634     51,173    54.5%
  Public held to maturity, at amortized cost       306          -        306       0.3%          318          -        318     0.3%
  Private available for sale, at fair value     31,389     14,408     16,981      17.9%       32,040     14,428     17,612    18.8%
  Private held to maturity, at amortized cost       46          -         46       0.0%           53          -         53     0.1%
 Trading account assets, at fair value             139          -        139       0.1%          112          -        112     0.1%
 Equity securities, at fair value                2,930      1,261      1,669       1.8%        2,259        584      1,675     1.8%
 Commercial loans                               18,636      6,183     12,453      13.1%       19,176      6,106     13,070    13.9%
 Other long-term investments (2)                 5,100      1,181      3,919       4.1%        5,095      1,082      4,013     4.3%
 Policy loans, at outstanding balance            8,588      5,734      2,854       3.0%        8,570      5,758      2,812     3.0%
 Short term investments, at amortized cost       5,158      2,063      3,095       3.3%        4,854      1,882      2,972     3.2%
                                            ----------    -------    -------   --------   ----------   --------  --------- --------
  Subtotal                                     153,242     58,134     95,108     100.0%      150,284     56,474     93,810   100.0%
                                                                               ========                                    ========
Invested assets of other entities and
 operations (3)                                 19,884          -     19,884                  15,550          -     15,550
                                            ----------   --------   --------             -----------   --------  ---------

Total invested assets                          173,126     58,134    114,992                 165,834     56,474    109,360
                                            ==========   ========   ========              ==========   ========  =========

Fixed Maturities by Credit Quality(1):

                                               March 31, 2002                           December 31, 2001
                                     -------------------------------------     ----------------------------------
                                        Financial Services Businesses            Financial Services Businesses
                                     -------------------------------------     ----------------------------------
                                     Amortized                  Estimated      Amortized               Estimated
                                        Cost      % of Total    Fair Value        Cost      % of Total Fair Value
                                     ---------    ----------    ----------     ---------    ---------- ----------
Public Fixed Maturities:

    NAIC   Rating Agency
   Rating   Equivalent

     1     Aaa, Aa, A                  40,040         74.7%        40,335         36,706       72.6%      37,502
     2     Baa                         11,166         20.8%        11,181         11,286       22.3%      11,484
     3     Ba                           1,499          2.8%         1,516          1,501        3.0%       1,518
     4     B                              643          1.2%           663            683        1.4%         646
     5     C and lower                     58          0.1%            59            112        0.2%         116
     6     In or near default             212          0.4%           213            246        0.5%         241
                                      -------       -------       -------        -------     -------    --------
           Total                       53,618        100.0%        53,967         50,534      100.0%      51,507
                                      =======       =======       =======        =======     =======    ========
Private Fixed Maturities:

    NAIC   Rating Agency
   Rating   Equivalent

     1     Aaa, Aa, A                   5,433         32.9%         5,749          5,982       35.1%       6,337
     2     Baa                          7,966         48.2%         8,128          8,148       47.8%       8,399
     3     Ba                           1,669         10.1%         1,706          1,487        8.7%       1,529
     4     B                              798          4.8%           771            917        5.4%         883
     5     C and lower                    439          2.7%           456            390        2.3%         401
     6     In or near default             210          1.3%           220            112        0.7%         121
                                      -------       -------       -------        -------     -------    --------
           Total                       16,515        100.0%        17,030         17,036      100.0%      17,670
                                      =======       =======       =======        =======     =======    ========

(1) Excludes investments of securities brokerage, securities trading, banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.

(2) Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments.

(3) Includes invested assets of securities brokerage, securities trading, and banking operations. Excludes assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.

Prudential Financial, Inc.                           Prudential [LOGO] Financial
Quarterly Financial Supplement
First Quarter 2002


                                    FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION
                                                             (in millions)

                                                                 March 31, 2002         December 31, 2001
                                                             --------------------    -----------------------
                                                              Amount   % of Total     Amount      % of Total
                                                             --------  ----------    --------     ----------

Japanese Insurance Operations:
  Fixed maturities:
    Public available for sale, at fair value                   22,447      76.2%       20,883         73.8%
    Public held to maturity, at amortized cost                    306       1.0%          318          1.1%
    Private available for sale, at fair value                     189       0.6%           98          0.4%
    Private held to maturity, at amortized cost                    46       0.2%           53          0.2%
  Trading account assets, at fair value                            69       0.2%           74          0.3%
  Equity securities, at fair value                              1,013       3.5%        1,032          3.6%
  Commercial loans                                              3,682      12.5%        4,255         15.0%
  Other long-term investments (2)                                 944       3.2%        1,001          3.5%
  Policy loans, at outstanding balance                            584       2.0%          605          2.1%
  Short term investments, at amortized cost                       162       0.6%            2          0.0%
                                                             --------  ----------    --------     ----------
    Total                                                      29,442     100.0%       28,321        100.0%
                                                             ========  ==========    ========     ==========

                                                                 March 31, 2002         December 31, 2001
                                                             --------------------    -----------------------
                                                              Amount   % of Total     Amount      % of Total
                                                             --------  ----------    --------     ----------

Financial Services Businesses excluding Japanese Insurance Operations (1):
  Fixed maturities:
    Public available for sale, at fair value                   31,199      47.5%       30,290         46.2%
    Public held to maturity, at amortized cost                      -       0.0%            -          0.0%
    Private available for sale, at fair value                  16,792      25.6%       17,514         26.7%
    Private held to maturity, at amortized cost                     -       0.0%            -          0.0%
  Trading account assets, at fair value                            70       0.1%           38          0.1%
  Equity securities, at fair value                                656       1.0%          643          1.0%
  Commercial loans                                              8,771      13.3%        8,815         13.5%
  Other long-term investments (2)                               2,975       4.5%        3,012          4.6%
  Policy loans, at outstanding balance                          2,270       3.5%        2,207          3.4%
  Short term investments, at amortized cost                     2,933       4.5%        2,970          4.5%
                                                             --------  ----------    --------     ----------
    Total                                                      65,666     100.0%       65,489        100.0%
                                                             ========  ==========    ========     ==========

 (1) Excludes investments of securities brokerage, securities trading, banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.

 (2) Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2002

                                                     Prudential [LOGO] Financial

                FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

                                  (in millions)


                                                                                 Quarter Ended March 31
                                                   --------------------------------------------------------------------------------
                                                                      2002                                     2001
                                                   ---------------------------------------  ---------------------------------------
                                                        Investment Income       Realized        Investment Income        Realized
                                                   --------------------------    Gains /    --------------------------    Gains /
                                                     Yield(3)        Amount     (Losses)      Yield(3)        Amount     (Losses)
                                                   ------------    ---------- ------------  ------------    ---------- ------------
Financial Services Businesses (1):
  Fixed maturities                                         5.27%          901         (108)         7.55%        1,019          112
  Equity securities                                        1.48%            6          (62)         0.99%            3           46
  Commercial loans                                         6.67%          216            1          8.10%          155            1
  Policy loans                                             5.52%           39            -          6.48%           39            -
  Short-term investments and cash equivalents              1.74%           58           17          4.21%           56            5
  Other investments                                        4.37%           45           52          8.12%           53           83
                                                        ---------    ---------    ---------      ---------    ---------    ---------
     Gross investment income before investment
        expenses                                           4.90%        1,265         (100)         7.25%        1,325          247
     Investment expenses                                  -0.27%          (68)           -         -0.64%         (113)           -
                                                        ---------    ---------    ---------      ---------    ---------    ---------
        Subtotal                                           4.63%        1,197         (100)         6.61%        1,212          247
                                                        =========                                =========

Investment results of other entities and operations (2)                    64           (1)                         92            -
Less amount relating to divested businesses                                (2)           -                          (7)           -
                                                                     ---------    ---------                   ---------    ---------
Total                                                                   1,259         (101)                      1,297          247
                                                                     =========    =========                   =========    =========


(1) Excludes investments of securities brokerage, securities trading, banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.

(2) Investment income of securities brokerage, securities trading, and banking operations.

(3) Yields are annualized and based on quarterly average carrying values except for fixed maturities, equity securities and commercial loans. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for commercial loans are calculated gross of any allowance for losses on commercial loans. Results for 2002 period reflect investments of Gibraltar Life, which was acquired in April 2001.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2002                                  Prudential [LOGO] Financial



                        FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS
                                                         (in millions)

                                                                                   Quarter Ended March 31
                                                        --------------------------------------------------------------------------
                                                                        2002                                   2001
                                                        --------------------------------------  ----------------------------------
                                                           Investment Income         Realized      Investment Income     Realized
                                                        -----------------------       Gains /   ----------------------    Gains /
                                                         Yield(1)      Amount        (Losses)    Yield(1)     Amount     (Losses)
                                                        ----------   ----------     ----------  ----------  ----------  ----------
Japanese Insurance Operations:
  Fixed maturities                                           1.83%          98           20         2.82%          22           22
  Equity securities                                          1.03%           3          (56)        1.31%           1           (1)
  Commercial loans                                           4.30%          44            2         0.00%          --           --
  Policy loans                                               2.57%           4            -         5.41%           3           --
  Short-term investments and cash equivalents                0.55%           4           18         0.17%          --           --
  Other investments                                         -0.85%          (3)         (75)        4.11%           1          (12)
                                                        ----------   ----------     ----------  ----------  ----------  ----------
     Gross investment income before investment expenses      1.95%         150          (91)        2.82%          27            9
     Investment expenses                                    -0.11%          (8)          --        -0.09%          (1)          --
                                                        ----------   ----------     ----------  ----------  ----------  ----------
       Total                                                 1.84%         142          (91)        2.73%          26            9
                                                        ==========   ==========     ==========  ==========  ==========  ==========

(1) Yields are annualized and based on quarterly average carrying values except for fixed maturities, equity securities and commercial loans. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for commercial loans are calculated gross of any allowance for losses on commercial loans. Results for 2002 period reflect investments of Gibraltar Life, which was acquired in April 2001.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2002                                   Prudential [LOGO] Financial


      FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE
                              INSURANCE OPERATIONS
                                  (in millions)



                                                                                      Quarter Ended March 31
                                                               ---------------------------------------------------------------------
                                                                             2002                                2001
                                                               ----------------------------------  ---------------------------------

                                                                 Investment Income      Realized     Investment Income     Realized
                                                               ----------------------    Gains /   ----------------------   Gains /
                                                                 Yield(2)     Amount    (Losses)     Yield(2)    Amount    (Losses)
                                                               -----------  ---------  ----------  -----------  --------- ----------
Financial Services Businesses excluding Japanese Insurance
  Operations (1):
   Fixed maturities                                                  6.91%       803        (128)        7.86%       997         90
   Equity securities                                                 2.32%         3          (6)        0.93%         2         47
    Commercial loans                                                 7.77%       172          (1)        8.10%       155          1
   Policy loans                                                      6.31%        35           -         6.57%        36          -
   Short-term investments and cash equivalents                       2.02%        54          (1)        4.33%        56          5
   Other investments                                                 6.17%        48         127         8.34%        52         95
                                                                ----------   --------   ---------   ----------   --------  ---------
      Gross investment income before investment expenses             6.19%     1,115          (9)        7.50%     1,298        238
      Investment expenses                                           -0.33%       (60)          -        -0.67%      (112)         -
                                                                ----------   --------   ---------   ----------   --------  ---------
        Total                                                        5.86%     1,055          (9)        6.83%     1,186        238
                                                                ==========   ========   =========   ==========   ========  =========

(1) Excludes investments of securities brokerage, securities trading, banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.

(2) Yields are annualized and based on quarterly average carrying values except for fixed maturities, equity securities and commercial loans. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for commercial loans are calculated gross of any allowance for losses on commercial loans.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2002                                   Prudential [LOGO] Financial


KEY DEFINITIONS AND FORMULAS

1. Attributed Equity:
---------------------
Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Attributed equity for the Financial Services Businesses represents all of the Company's equity that is not included in the Closed Block Business.

2. Adjusted operating income before income taxes:
-------------------------------------------------
Adjusted operating income is a non-GAAP measure that excludes realized investment gains, net of losses and related charges; results of divested businesses; and demutualization costs and expenses. Revenues and benefits and expenses shown as components of adjusted operating income, and for the divisions of the Financial Services Businesses, are presented on the same basis as pre-tax adjusted operating income and exclude these items as well. Adjusted operating income should not be viewed as a substitute for net income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The excluded items are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

3. After-tax adjusted operating income:
---------------------------------------
Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

4. Assets Under Management:
---------------------------
Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company's products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company's products).

5. Book value per share of Common Stock:
----------------------------------------
Equity attributed to Financial Services Businesses divided by number of Common shares outstanding at end of period, on a diluted basis.

6. Borrowings - General Corporate Purposes:
-------------------------------------------
Amounts used for corporate purposes including uses for cash flow timing mismatches, and investments in equity and debt securities of subsidiaries including amounts needed for regulatory capital purposes.

7. Borrowings - Investment Related:
-----------------------------------
Debt issued to finance specific investment assets or portfolios of investment assets, including real estate, real estate related assets held in consolidated joint ventures, and institutional spread lending portfolios.

8. Borrowings - Securities Business Related:
--------------------------------------------
Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations.

9. Borrowings - Specified Other Businesses:
-------------------------------------------
Borrowings associated with consumer banking activities, real estate franchises, and relocation services.

10. Client Assets:
------------------
Fair market value of assets in client accounts of Prudential Securities and Prudential Bank, and trust client accounts, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2002                                   Prudential [LOGO] Financial


KEY DEFINITIONS AND FORMULAS


11. Earned Premiums:
-------------------
The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:
--------------------------------------
 Prudential Financial, Inc.'s initial public offering and the demutualization of The Prudential Insurance Company of America became effective on December 18, 2001. For the 2001 periods, earnings per share data are presented on a pro forma basis that assumes that shares issued in the initial public offering, including those issued as a result of the subsequent exercise by underwriters of options to acquire additional shares, and shares distributed as demutualization consideration to policyholders, were outstanding for all such periods. Earnings used in per-share calculations for those periods have not been adjusted to reflect the demutualization or related transactions, including the establishment of the Closed Block Business. For periods subsequent to 2001, earnings per share is based on the weighted average number of diluted shares outstanding. Stock options are included in the number of diluted shares for the periods they are outstanding based on the treasury stock method. Net income for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company's methodology for allocation of such expenses. For periods subsequent to the date of demutualization, the net income of each business is modified for cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses, which are determined by a policy servicing fee arrangement that is based upon insurance in force and statutory cash premiums. To the extent actual administrative expenses vary from these cash flow amounts, these differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments are used to adjust net income to determine the earnings available to the Common Stock and the Class B Stock for earnings per share purposes.

13. Financial Advisors (Domestic and International):
----------------------------------------------------
Financial advisors and securities brokers in our securities operations.

14. Financial Advisor Productivity (Domestic):
----------------------------------------------
Private Client Group total non-interest revenues, excluding revenues generated by the consumer bank and by the segment's retail trading operation divided by the average number of domestic Financial Advisors for the period. For interim reporting periods, the productivity measures are annualized.

15. General Account:
--------------------
Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life Advisors:
----------------------------
Insurance representatives for Gibraltar Life.

17. Group Life Insurance and Group Disability Insurance Administrative Operating
--------------------------------------------------------------------------------
    Expense Ratios:
    ---------------
Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

18. Group Life Insurance and Group Disability Insurance Benefits Ratios:
------------------------------------------------------------------------
Ratio of policyholder benefits to earned premiums, policy charges and fee income.

19. Insurance and Annuity Benefits
-----------------------------------
Total death benefits, annuity benefits, disability benefits, other policy benefits, losses and loss adjustment expenses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

20. International Life Planners:
--------------------------------
Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2002                                   Prudential [LOGO] Financial


KEY DEFINITIONS AND FORMULAS



21. New annualized premiums:
----------------------------
Premiums from new sales that are expected to be collected over a one year period. Group insurance new annualized premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts.

22. Non-recourse and Limited-recourse Debt:
-------------------------------------------
Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

23. Operating return on average equity:
---------------------------------------
Adjusted operating income after tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding unrealized gains and losses on investments.

24. Policy Persistency - Group Insurance:
-----------------------------------------

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

25. Policy Persistency - International Insurance:
-------------------------------------------------
13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

26. Prudential Agents:
----------------------
Insurance agents in our insurance operations in the United States.

27. Prudential Agent productivity:
----------------------------------
Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

28. Ratio of corporate debt to total capitalization:
----------------------------------------------------
For purposes of this ratio, we measure "debt" as the sum of borrowings for general corporate purposes and 20% of the stated aggregate liquidation amount of the Equity Security Units, and we measure "total capitalization" as the sum of equity excluding unrealized gains and losses on available-for-sale securities, corporate debt and the stated aggregate liquidation amount of the Equity Security Units. The ratio is calculated by dividing debt by total capitalization.

29. Redeemable Capital Securities:
----------------------------------
Capital Trust Certificates of Prudential Financial Capital Trust I (element of
 Equity Security Units).

30. Separate Accounts:
----------------------
Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

31. Wrap-Fee Products:
----------------------
Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2002                                   Prudential [LOGO] Financial

RATINGS AND INVESTOR INFORMATION




INSURANCE CLAIMS PAYING RATINGS
as of May 7, 2002

                                                                                   Standard &            Fitch
                                                                         A.M.Best    Poor's    Moody's   Ratings
                                                                        ----------  --------  --------- ---------
The Prudential Insurance Company of America                                  A         A+        A1        AA-
PRUCO Life Insurance Company                                                 A         A+        A1        NR*
PRUCO Life Insurance Company of New Jersey                                   A         A+        A1        NR
Prudential Property and Casualty Insurance Company                           A-        A         A1        NR
The Prudential Property & Casualty Insurance Company of New Jersey           A-        NR        A1        NR
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)                A+        AA-       NR        NR
Gibraltar Life Insurance Company, Ltd.                                       NR        A         A2        NR

CREDIT RATINGS:
as of May 7, 2002


Prudential Financial, Inc.:
 Short-Term Borrowings                                                      AMB-1      A2        P2        F1
 Long-Term Senior Debt                                                       a-        A-        A3        A
 Redeemable Capital Securities                                               a-        A-        A3        A

The Prudential Insurance Company of America:
 Capital and surplus notes, due 2003-2025                                    a-        A-        A3        NR

Prudential Funding,LLC:
 Commercial Paper                                                           AMB-1      A1        P1        NR
 Long-Term Senior Debt                                                       a         A+        A2        NR

Prudential Securities Group, Inc                                             NR        BBB       NR        NR

* NR indicates not rated.

INVESTOR INFORMATION:

Corporate Offices:                                                      Investor Information Hotline:

Prudential Financial, Inc.                                              Dial 877-998-ROCK for additional printed information or
751 Broad Street                                                        inquiries.
Newark, New Jersey 07102

                                                                        Web Site:

                                                                        www.prudential.com

Publicly Traded Securities:

Common Stock of Prudential Financial, Inc. is traded on the New
 York Stock Exchange under the symbol PRU.


Equity Security Units of Prudential Financial, Inc. are traded on the New
 York Stock Exchange under the symbol PFA.